UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07455

Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

May 31, 2022
Virtus Stone Harbor Emerging Markets Corporate Debt Fund (f/k/a: Stone Harbor Emerging Markets Corporate Debt Fund)
Virtus Stone Harbor Emerging Markets Debt Allocation Fund (f/k/a: Stone Harbor Emerging Markets Debt Allocation Fund)
Virtus Stone Harbor Emerging Markets Debt Fund (f/k/a: Stone Harbor Emerging Markets Debt Fund)
Virtus Stone Harbor High Yield Bond Fund (f/k/a: Stone Harbor High Yield Bond Fund)
Virtus Stone Harbor Local Markets Fund (f/k/a: Stone Harbor Local Markets Fund)
Virtus Stone Harbor Strategic Income Fund (f/k/a: Stone Harbor Strategic Income Fund)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Opportunities Trust Shareholders:
I am pleased to welcome you to the Virtus Funds. On January 1, 2022, Stone Harbor became an affiliated manager of Virtus Investment Partners. As a result, your Fund continues to be managed by the same team using the same investment process, while gaining access to Virtus’ support and operational capabilities.
This annual report reviews the performance of your Fund for the 12 months ended May 31, 2022. During the period, market volatility increased as investors contended with higher inflation, rising interest rates, and efforts by the Federal Reserve (Fed) to tighten monetary policy. Russia’s invasion of Ukraine in late February added to the uncertainty and led to higher energy and food costs.
Domestic equity indexes struggled during the 12 months ended May 31, 2022. U.S. large-capitalization stocks were down 0.30%, as measured by the S&P 500® Index, and small-cap stocks lost 16.92%, as measured by the Russell 2000® Index. International equities also suffered losses, with developed markets, as measured by the MSCI EAFE® Index (net), declining 10.38%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), were down 19.83%.
In fixed income markets, the yield on the 10-year Treasury rose to 2.85% on May 31, 2022, from 1.58% on May 31, 2021, as the Fed began to try tamping down inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 8.22% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, lost 5.27%.
Virtus is a distinctive partnership of boutique investment managers singularly committed to investors’ long-term success. We offer access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs. To learn more about our other investment strategies, please visit Virtus.com.
Sincerely,
George R. Aylward
President, Virtus Opportunities Trust
July 2022
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF December 1, 2021 TO May 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types  of costs: (1) transaction costs, including sales charges on purchases of Class A shares and (2) ongoing costs, including investment advisory fees, distribution and  service fees, and other expenses.
Class I shares are sold without sales charges and do not incur distribution and service fees. For further information  regarding applicable sales charges, see
 Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended May 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Stone Harbor Emerging Markets Corporate Debt Fund
	Class A**	$ 1,000.00	$979.00	1.27% %	$1.72
	Class I	1,000.00	899.20	1.02	4.83
Stone Harbor Emerging Markets Debt Allocation Fund
	Class A**	1,000.00	967.80	0.26	0.35
	Class I	1,000.00	870.10	0.00	0.00
Stone Harbor Emerging Markets Debt Fund
	Class A**	1,000.00	960.70	1.02	1.37
	Class I	1,000.00	841.20	0.77	3.53
Stone Harbor High Yield Bond Fund
	Class A**	1,000.00	986.20	0.92	1.25
	Class I	1,000.00	932.20	0.67	3.23
Stone Harbor Local Markets Fund
	Class A**	1,000.00	974.10	1.27	1.72
	Class I	1,000.00	896.20	1.02	4.82
Stone Harbor Strategic Income Fund
	Class A**	1,000.00	980.20	0.51	0.69
	Class I	1,000.00	932.00	0.23	1.11

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
**	April 12, 2022, is the date the Class started accruing expenses. Expenses are equal to the Class’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (50) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF December 1, 2021 TO May 31, 2022
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Stone Harbor Emerging Markets Corporate Debt Fund
	Class A**	$ 1,000.00	$1,005.11	1.27%	$1.74
	Class I	1,000.00	1,019.85	1.02	5.14
Stone Harbor Emerging Markets Debt Allocation Fund
	Class A**	1,000.00	1,006.49	0.26	0.36
	Class I	1,000.00	1,025.08	0.00	0.00
Stone Harbor Emerging Markets Debt Fund
	Class A**	1,000.00	1,005.45	1.02	1.40
	Class I	1,000.00	1,021.09	0.77	3.88
Stone Harbor High Yield Bond Fund
	Class A**	1,000.00	1,005.59	0.92	1.26
	Class I	1,000.00	1,021.59	0.67	3.38
Stone Harbor Local Markets Fund
	Class A**	1,000.00	1,005.11	1.27	1.74
	Class I	1,000.00	1,019.85	1.02	5.14
Stone Harbor Strategic Income Fund
	Class A**	1,000.00	1,006.15	0.51	0.70
	Class I	1,000.00	1,023.78	0.23	1.16

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
**	April 12, 2022, is the date the Class started accruing expenses. Expenses are equal to the Class’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (50) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited)
May 31, 2022
Bloomberg Global Aggregate Index
The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Global Credit Hedged USD Index
The Bloomberg Global Credit Hedged USD Index is a subset of the Bloomberg Global Aggregate Index and is subject to the same quality, liquidity and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating rate notes, fixed rate perpetuals, warrants, linked bonds and structured products. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
ICE BofA U.S. High Yield Constrained Index
The ICE BofA U.S. High Yield Constrained Index contains all securities in the U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro rata basis. In the event there are fewer than 50 issues in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro rata basis. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar‐denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The J.P.Morgan Emerging Markets Bond Index Global tracks total returns for traded external debt instruments in the emerging markets.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2022
The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Markit CDX® Emerging Markets Index (“CDX.EM”)
CDX.EM is composed of Sovereign issuers from Latin America, Eastern Europe, the Middle East, Africa and Asia as published by Markit from time to time.
Markit CDX® North American High Yield Index (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings as published by Markit® from time to time.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Payment-In-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
The Secured Overnight Financing Rate is a benchmark interest rate for dollar-denominated derivatives and loans that is replacing the LIBOR.
Securitized Assets
Assets that have been packaged into pools so that payments made by individual borrowers of both interest and principal on certain secured debt may be in effect “passed through” to investors, net of any fees paid to the issuer or guarantor of the securities. Typical examples of securitized assets are mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets.
Stone Harbor Emerging Markets Debt Allocation Fund Composite Index: 50% J.P. Morgan EMBI Global Diversified / 50% J.P. Morgan GBI-EM Global Diversified
The Stone Harbor Emerging Markets Debt Allocation Fund composite index consists of the J.P. Morgan EMBI Global Diversified Index which tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds, and the J.P. Morgan GBI-EM Global Diversified Index which consists of regularly traded, liquid fixed rate, domestic currency government bonds to which international investors can gain exposure. The composite index and its components are unmanaged, their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Stone Harbor Emerging Markets Corporate Debt Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: VSHAX
Class I: SHCDX
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation There is no guarantee that the Fund will meet its objective.
■	From April 11, 2022 (inception date) through May 31, 2022, the Fund’s Class A shares at NAV returned -2.10%*. For the fiscal year ended May 31, 2022, Class I shares at NAV returned -10.40%. For the fiscal year ended May 31, 2022, the J.P. Morgan CEMBI Broad Diversified Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -10.81%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2022?
The rebound in global growth that was seen during the first half of 2021 decelerated during the 12-month period ended May 31, 2022, driven by several factors, including the slowdown in China’s growth and the war in Ukraine. These developments occurred against the backdrop of the lingering economic impact of COVID-19, elevated levels of inflation, inflation-fighting rhetoric from the U.S. Federal Reserve (Fed), and persistent global supply chain constraints. In China, the key driver of the slowdown in economic activity was the government’s policy of zero tolerance for COVID-19, which led to extended lockdowns in key cities, therefore constraining demand. In addition, the Chinese government’s policies intended to deleverage the property sector and to extend government control of several other economic sectors had negative impacts on China’s growth.
Russia’s invasion of Ukraine in February 2022, and the global reaction to it, also contributed to the downturn in emerging markets (EM) debt performance. The main impacts of the war in Ukraine included Western sanctions, which limited the tradability of Russian assets, and a continuation of increases in the prices of energy and food, which are typically large components of developing countries’ consumer inflation.
U.S. Treasury yields also began to climb steadily higher starting at the end of 2021 in response to rising price pressures and the Fed’s decision to tighten monetary policy. Rising U.S. Treasury yields had the greatest impact on the returns of external, or U.S. dollar-denominated, sovereign bonds, but also affected yields on domestic EM treasury bonds as inflation pressures broadened globally. Monetary policy tightening among EM central banks was a central theme, particularly in the second half of the reporting period. Lastly, commodity prices rallied sharply, creating strong economic tailwinds for exporters and headwinds for importers.
These macroeconomic conditions weighed on EM growth and growth expectations during the reporting period. EM currencies and local bond markets outperformed EM sovereign and corporate debt.
The J.P. Morgan CEMBI Broad Diversified Index, a benchmark comprising U.S. dollar-denominated corporate debt, returned -10.81% and its credit spread widened 0.77%, ending the period at a spread of 3.29%. Credit spreads widen when the difference in yield between bonds of a similar maturity but with different credit quality increases. The non-investment grade subsector outperformed, returning -10.15%, while the investment grade subsector returned -12.10%.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark due to issue selection decisions, particularly in Mexico, Ukraine, Russia, Colombia, and China. From an industry perspective, an overweight exposure and issue selection in electric, and issue selection in airlines and metals/mining/steel, contributed most to relative performance. Attribution from credit rating positioning was also positive, with overweights in non-investment grade credits (those rated CCC and below), and issue selection in B- and BB-rated credits contributing to excess returns.
Some of the positive attribution was offset by country overweight exposure in Ukraine, as well as country underweights in Qatar, Philippines, Hong Kong, and the UAE. In terms of industry exposure, the top detractors included an underweight exposure in financial/lease, and overweight exposures in gaming and metals/mining/steel. From a credit rating standpoint, an underweight exposure in A-rated credits and issue selection in BBB-rated credits detracted most from relative performance. Overweight exposure in B- and BB-rated credits also detracted from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Corporate Debt Fund (Continued)
increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2022.
Corporate Bonds and Notes		98%
Electric	14%
Financial & Lease	14
Exploration & Production	13
Wireless	11
Metals, Mining & Steel	9
Gaming	8
Midstream	6
Chemicals	3
Media Cable	3
Industrial Other	2
All other Corporate Bonds and Notes	15
Short-Term Investment		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Corporate Debt Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	— %	— %	— %	-2.10%	4/11/22
Class A shares at POP[3,4]	—	—	—	-5.77	4/11/22
Class I shares at NAV[2]	-10.40	2.07	3.79	—	—
J.P. Morgan CEMBI Broad Diversified Index	-10.81	1.92	3.89	-1.76 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 2.30%, Net 1.28%; Class I shares: Gross 2.05%, Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt
Allocation Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: VSHBX
Class I: SHADX
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	From April 11, 2022 (inception date) through May 31, 2022, the Fund’s Class A shares at NAV returned -3.22%*. For the fiscal year ended May 31, 2022, Class I shares at NAV returned -17.38%. For the fiscal year ended May 31, 2022, the J.P. Morgan EMBI Global Diversified Index, the Fund’s broad-based index appropriate for comparison, returned -15.38% and the J.P. Morgan GBI-EM Global Diversified Index; a broad-based index, returned -16.55%. The Fund’s style-specific composite index returned -15.94%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2022?
The rebound in global growth that was seen during the first half of 2021 decelerated during the 12-month period ended May 31, 2022, driven by several factors, including the slowdown in China’s growth and the war in Ukraine. These developments occurred against the backdrop of the lingering economic impact of COVID-19, elevated levels of inflation, inflation-fighting rhetoric from the U.S. Federal Reserve (Fed), and persistent global supply chain constraints. In China, the key driver of the slowdown in economic activity was the government’s policy of zero tolerance for COVID-19, which led to extended lockdowns in key cities, therefore constraining demand. In addition, the Chinese government’s policies intended to deleverage the property sector and to extend government control of several other economic sectors had negative impacts on China’s growth.
Russia’s invasion of Ukraine in February 2022, and the global reaction to it, also contributed to the downturn in emerging markets (EM) debt performance. The main impacts of the war in Ukraine included Western sanctions, which limited the tradability of Russian assets, and a continuation of increases in the prices of energy and food, which are typically large components of developing countries’ consumer inflation.
U.S. Treasury yields also began to climb steadily higher starting at the end of 2021 in response to rising price pressures and the Fed’s decision to tighten monetary policy. Rising U.S. Treasury yields had the greatest impact on the returns of external, or U.S. dollar-denominated, sovereign bonds, but also affected yields on domestic EM treasury bonds as inflation pressures broadened globally. Monetary policy tightening among EM central banks was a central theme, particularly in the second half of the reporting period. Lastly, commodity prices rallied sharply, creating strong economic tailwinds for exporters and headwinds for importers.
These macroeconomic conditions weighed on the performance of EM debt. While domestic debt market performance suffered from rising interest rates, the downturn in EM currencies was milder than the drawdown in returns on EM bonds as a result of duration effects, or differences in their sensitivity to changes in interest rates. The J.P. Morgan Global Bond Index Emerging Markets – Global Diversified, which tracks local currency debt markets from 20 countries, posted a total return of -16.55% for the 12-month period, comprising a return of -1.53% from movements of foreign currencies relative to the U.S. dollar and a return of -15.02% from local interest rates.
EM corporate bonds, a sector with shorter average duration – or less sensitivity to interest rate changes – than the sovereign debt market, outperformed the other sectors of the EM debt market. The J.P. Morgan CEMBI Broad Diversified Index, a benchmark comprising U.S. dollar-denominated corporate debt, returned -10.81% and its credit spread widened 0.77%, ending the period at a spread of 3.29%. Spread refers to the additional compensation of emerging market corporate bonds over U.S. government bonds.
The J.P. Morgan Emerging Market Bond Index – Global Diversified, which tracks U.S. dollar-denominated sovereign debt from 70 countries posted a total return of -15.38% for the 12-month period, and its spread over U.S. Treasury securities with comparable maturities widened by 1.16%, to close on May 31, 2022, at a spread of 4.47%.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark primarily as a result of country selection in hard currency debt, and to a lesser extent to issue selection in local currency debt. Out-of-benchmark exposure in hard currency corporate bonds enhanced excess returns. Returns from factors other than U.S. Treasury movements were positive. Asset allocation decisions detracted from relative performance as a result of the Fund’s larger-than-benchmark allocation to hard currency debt, which underperformed the blended benchmark return. However, the Fund also added to out-of-benchmark exposures in high quality corporate credits as a diversifying measure throughout the reporting period. This allocation decision enhanced excess returns. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset with the same duration (interest rate sensitivity).
The top detractors from relative performance in hard currency sovereign debt included overweights in Belarus, Lebanon, and Ukraine, and underweights in Uruguay and China. In local currency debt, issue selection in Indonesia, Romania, and Russia detracted most from relative returns. Out-of-benchmark exposures to U.S. dollar-denominated corporate debt, particularly in China and Russia, also detracted from performance.
The top positive contributors to relative returns in external sovereign debt included overweights and issue selection in Angola and Malaysia, an overweight in Venezuela, and underweights in Russia and Sri Lanka. In local currency debt, the top contributors included overweight exposures and issue selection in Brazil and Mexico, and an underweight exposure and issue selection in Hungary. Out-of-benchmark exposure to U.S. dollar-denominated corporate debt in Mexico also contributed positively to Fund performance.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Allocation Fund (Continued)
($ reported in thousands)
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the exposure to these risks. At the end of the reporting period the Fund had net market exposure to these derivatives of approximately $4. Over the course of the reporting period, these derivative positions generated a net realized loss of $6 and $7 in unrealized depreciation, for a decrease in operations of approximately $13 .
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Affiliated Fund: The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated mutual funds may create a conflict of interest.
Allocation: The risk that the Fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.
Fund of Funds: The risk that the Fund’s performance will be adversely affected by the assets owned by the other mutual funds and ETFs in which it invests, and that the layering of expenses associated with the Fund’s investment in such other funds will cost shareholders more than direct investments would have cost.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2022.
Affiliated Mutual Funds	98%
Short-Term Investment	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Allocation Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	— %	— %	-3.22%	4/11/22
Class A shares at POP[3,4]	—	—	-6.85	4/11/22
Class I shares at NAV[2]	-17.38	-1.65	-0.56	10/20/14
Composite Index: 50% J.P. Morgan EMBI Global Diversified / 50% J.P. Morgan GBI-EM Global Diversified Index	-15.94	-0.58	— [5]	—
J.P. Morgan EMBI Global Diversified Index	-15.38	0.06	— [6]	—
J.P. Morgan GBI-EM Global Diversified Index	-16.55	-1.32	— [7]	—
Fund Expense Ratios[8]: Class A shares: Gross 2.32%, Net 1.10%; Class I shares: Gross 2.13%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on October 20, 2014 for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index returned -2.68% from the inception date of Class A shares and 0.34% from the inception date of Class I shares.
[6]	The since inception index returned -2.82% from the inception date of Class A shares and 2.08% from the inception date of Class I shares.
[7]	The since inception index returned -2.54% from the inception date of Class A shares and -1.54% from the inception date of Class I shares.
[8]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHCX
Class I: SHMDX
Stone Harbor Emerging Markets Debt Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is non-diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	From April 11, 2022 (inception date) through May 31, 2022, the Fund’s Class A shares at NAV returned -3.93%*. For the fiscal year ended May 31, 2022, Class I shares at NAV returned -18.08%. For the fiscal year ended May 31, 2022, the J.P. Morgan EMBI Global Diversified Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -15.38%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2022?
The rebound in global growth that was seen during the first half of 2021 decelerated during the 12-month period ended May 31, 2022, driven by several factors, including the slowdown in China’s growth and the war in Ukraine. These developments occurred against the backdrop of the lingering economic impact of COVID-19, elevated levels of inflation, inflation-fighting rhetoric from the U.S. Federal Reserve (Fed), and persistent global supply chain constraints. In China, the key driver of the slowdown in economic activity was the government’s policy of zero tolerance for COVID-19, which led to extended lockdowns in key cities, therefore constraining demand. In addition, the Chinese government’s policies intended to deleverage the property sector and to extend government control of several other economic sectors had negative impacts on China’s growth.
Russia’s invasion of Ukraine in February 2022, and the global reaction to it, also contributed to the downturn in emerging markets (EM) debt performance. The main impacts of the war in Ukraine included Western sanctions, which limited the tradability of Russian assets, and a continuation of increases in the prices of energy and food, which are typically large components of developing countries’ consumer inflation.
U.S. Treasury yields also began to climb steadily higher starting at the end of 2021 in response to rising price pressures and the Fed’s decision to tighten monetary policy. Rising U.S. Treasury yields had the greatest impact on the returns of external, or U.S. dollar-denominated, sovereign bonds, but also affected yields on domestic EM treasury bonds as inflation pressures broadened globally. Monetary policy tightening among EM central banks was a central theme, particularly in the second half of the reporting period. Lastly, rising commodity prices created strong economic tailwinds for exporters and headwinds for importers.
These macroeconomic conditions weighed on the performance of the J.P. Morgan Emerging Market Bond Index – Global Diversified, which tracks U.S. dollar-denominated sovereign debt from 70 countries. The benchmark posted a total return of -15.38% for the 12-month period, and its spread over U.S. Treasury securities with comparable maturities widened by 1.16%, to close on May 31, 2022, at a spread of 4.47%. Spread refers to the additional compensation of emerging market bonds over U.S. government bonds.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended May 31, 2022, as a result of country selection, particularly due to exposures in Europe, the Middle East, and Africa. Returns from factors other than U.S. Treasury movements were positive.
The top detractors from relative performance included overweights in Belarus, Ukraine, and Lebanon, and underweights in China and Uruguay. Some of the negative attribution was offset by underweights in Russia and Sri Lanka, as well as overweights in Angola, Venezuela, and Malaysia. Out-of-benchmark exposure in hard currency corporate bonds, namely in Colombia, Mexico, and
Zambia, also enhanced performance for the 12-month period.
($ reported in thousands)
The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the exposure to these risks. At the end of the reporting period, the Fund had net market exposure to these derivatives of approximately $(6,970). Over the course of the reporting period, these derivative positions generated a net realized gain of approximately $5,269 and $2,028 in unrealized appreciation for an increase in operations of $7,297.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Fund (Continued)
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2022.
Foreign Government Securities		61%
Corporate Bonds and Notes		33
Exploration & Production	15%
Electric	5
Refining	3
Financial & Lease	2
Metals, Mining & Steel	2
Industrial Other	2
Chemicals	2
All other Corporate Bonds and Notes	2
Short-Term Investment		4
Credit Linked Notes		1
Affiliated Mutual Fund		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Emerging Markets Debt Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	— %	— %	— %	-3.93%	4/11/22
Class A shares at POP[3,4]	—	—	—	-7.53	4/11/22
Class I shares at NAV[2]	-18.08	-0.98	2.00	—	—
J.P. Morgan EMBI Global Diversified Index	-15.38	0.06	3.22	-2.82 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.03%, Net 1.01%; Class I shares: Gross 0.86%, Net 0.73%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHDX
Class I: SHHYX
Stone Harbor High Yield Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	From April 11, 2022 (inception date) through May 31, 2022, the Fund’s Class A shares at NAV returned -1.38%*. For the fiscal year ended May 31, 2022, Class I shares at NAV returned -6.11%. For the fiscal year ended May 31, 2022, the ICE BofA U.S. High Yield Constrained Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -5.00%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2022?
The high yield bond market was extremely volatile during the reporting period as interest rates rose and equity market volatility was elevated due to COVID-19 variants, inflation, monetary policy, commodity prices, the war in Ukraine, and recession concerns. Early in the period, performance was strong as market participants viewed higher inflation as transitory, spurring a rally in U.S. Treasuries and easing interest rate concerns for high yield investors. Additionally, energy bonds benefited from the continued rise of oil prices in response to stronger demand as global economies reopened. However, the gains that occurred as concerns eased about the Delta variant of COVID-19 and Federal Reserve (Fed) tapering were short-lived as inflation concerns roared back to life and companies continued to deal with rising costs and supply chain constraints. As a result, interest rate volatility increased as markets first priced in an earlier start to monetary tightening and then an increasingly anti-inflation monetary policy throughout the reporting period.
Market declines were cushioned to a degree by strong corporate earnings and limited new issuance toward the end of the period, although significant retail fund outflows remained a large headwind. However, the change in expectations for future monetary policy increased concerns about the outlook for consumer demand and corporate profits, leading to a rising probability of recession. Additional COVID-19 variants contributed to inflation and growth difficulties throughout the period, with China’s zero-COVID policy exacerbating inflationary pressures and supply chain constraints. Also, the war in Ukraine increased global food and energy costs and contributed to rising global recession concerns, particularly in Europe.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed relative to the benchmark as positive industry selection was more than offset by negative issue selection. Negative issue selection decisions in building products, food, health care, leisure, and cable offset positive contributions from issue selection in electric, financials, media, midstream, and technology.
The underperformance in leisure came from overweights in cruise ships such as Norwegian Cruise Lines, which were negatively impacted by rising oil prices and concerns about weaker consumer spending. Health care underperformance was driven by Bausch Health’s increased leverage target for its remaining pharmaceutical business after the spinoff of Bausch + Lomb. Weaker-than-expected subscriber additions at Altice USA and a lack of clarity on Dish Network’s wireless buildout funding drove underperformance in cable.
Technology outperformed as Plantronics bonds jumped on an acquisition agreement with HP. Genesis Energy bonds drove outperformance in midstream energy, as the improving supply and demand fundamentals in the company’s soda ash business increased prices and margins. Media benefited from the Fund’s avoidance of a distressed media issuer and from the outperformance of positions in television broadcasters.
Within industry selection decisions, an overweight in exploration & production (E&P) companies benefited performance and an overweight to satellite businesses detracted from performance. From a credit quality perspective, BB-rated issue selection benefited performance, while an overweight to CCCs and issue selection in B-rated and CCC-rated bonds negatively impacted performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Bank Loans: Bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor High Yield Bond Fund (Continued)
delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2022.
Corporate Bonds and Notes		98%
Exploration & Production	12%
Media Cable	8
Healthcare	7
Financial & Lease	6
Midstream	6
Gaming	6
Automotive	5
Building Products	4
Media Other	4
Industrial Other	4
All other Corporate Bonds and Notes	36
Short-Term Investment		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor High Yield Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	— %	— %	— %	-1.38%	4/11/22
Class A shares at POP[3,4]	—	—	—	-5.08	4/11/22
Class I shares at NAV[2]	-6.11	2.66	4.34	—	—
ICE BofA U.S. High Yield Constrained Index	-5.00	3.41	5.35	-1.13 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.99%, Net 0.91%; Class I shares: Gross 0.75%, Net 0.66%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHEX
Class I: SHLMX
Stone Harbor Local Markets Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is non-diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	From April 11, 2022 (inception date) through May 31, 2022, the Fund’s Class A shares at NAV returned -2.59%*. For the fiscal year ended May 31, 2022, Class I shares at NAV returned -16.83%. For the fiscal year ended May 31, 2022, the J.P. Morgan GBI-EM Global Diversified Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -16.55%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2022?
The rebound in global growth that was seen during the first half of 2021 decelerated in the 12-month period ended May 31, 2022, driven by several factors, including the slowdown in China’s growth and the war in Ukraine. These developments occurred against the backdrop of the lingering economic impact of COVID-19, elevated levels of inflation, inflation-fighting rhetoric from the U.S. Federal Reserve (Fed), and persistent global supply chain constraints. In China, the key driver of the slowdown in economic activity was the government’s policy of zero tolerance for COVID-19, which led to extended lockdowns in key cities, therefore constraining demand. In addition, the Chinese government’s policies intended to deleverage the property sector and to extend government control of several other economic sectors had negative impacts on China’s growth.
Russia’s invasion of Ukraine in February 2022, and the global reaction to it, also contributed to the downturn in emerging markets (EM) debt performance. The main impacts of the war in Ukraine included Western sanctions, which limited the tradability of Russian assets, and a continuation of increases in the prices of energy and food, which are typically large components of developing countries’ consumer inflation.
U.S. Treasury yields also began to move steadily higher starting at the end of 2021 in response to rising price pressures and the Fed’s decision to tighten monetary policy. Rising U.S. Treasury yields had the greatest impact on the returns of external, or U.S. dollar-denominated, sovereign bonds, but also affected yields on domestic EM treasury bonds as inflation pressures broadened globally. Monetary policy tightening among EM central banks was a central theme, particularly in the second half of the reporting period. Lastly, rising commodity prices created strong economic tailwinds for exporters and headwinds for importers.
These macroeconomic conditions weighed on the performance of domestic debt and currencies from many emerging markets, in aggregate. The J.P. Morgan Global Bond Index Emerging Markets – Global Diversified, which tracks the local currency debt markets of 20 countries, posted a total return of -16.55% for the period, which comprised a return of -1.53% from movements of foreign currencies relative to the U.S. dollar, and a return of -15.02% from local interest rates.
Despite the aggregate depreciation of local currencies, several currencies appreciated against the U.S. dollar during the 12-month period, particularly in countries in which central banks proactively hiked policy interest rates. For example, the Brazil real and Uruguay peso appreciated by 10.75% and 9.84%, respectively. On the other hand, currencies from countries that maintained loose monetary policies in the face of rising inflation, as in Turkey, weakened. The Turkish lira depreciated 48.26%.
Domestic bonds from emerging markets came under pressure in most countries as rising inflation and increasing developed market yields weighed on local debt returns.
What factors affected the Fund’s performance during its fiscal year?
While foreign exchange and duration positioning were positive for the period, some of the positive attribution was offset by issue selection decisions.
The top contributors to the Fund’s relative performance included duration underweights, or lower exposure to changes in interest rates than the benchmark, in Hungary, Poland, and Thailand; an overweight in the Brazilian real; an underweight in the Hungarian forint; and issue selection in Mexico. The top detractors from performance included duration overweights, or greater exposure to interest rate changes, in Russia, Colombia, Mexico, and Romania; and issue selection in Russia.
($ reported in thousands)
The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage credit risk, interest rate risk, and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net market exposure to these derivatives of approximately $(16). Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $820 and $367 in unrealized depreciation, for a decrease in operations of $1,187.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Local Markets Fund (Continued)
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Non-U.S. Government Securities: The governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due.
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2022.
Foreign Government Securities		89%
Corporate Bonds and Notes		9
Exploration & Production	4%
Wireless	3
Financial & Lease	2
Short-Term Investment		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Local Markets Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	— %	— %	— %	-2.59%	4/11/22
Class A shares at POP[3,4]	—	—	—	-6.25	4/11/22
Class I shares at NAV[2]	-16.83	-2.54	-2.06	—	—
J.P. Morgan GBI-EM Global Diversified Index	-16.55	-1.32	-0.50	-2.54 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.38%, Net 1.26%; Class I shares: Gross 1.19%, Net 1.01%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on May 31, 2012, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index return is from the inception date of Class A shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VSHFX
Class I: SHSIX
Stone Harbor Strategic Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Stone Harbor Investment Partners
■	The Fund is diversified and has an investment objective of seeking to maximize total return, which consists of income on its investments and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	From April 11, 2022 (inception date) through May 31, 2022, the Fund’s Class A shares at NAV returned -1.98%*. For the fiscal year ended May 31, 2022, Class I shares at NAV returned -7.49%. For the fiscal year ended May 31, 2022, the Bloomberg Global Credit Hedged USD Index, the Fund’s broad-based and style-specific index appropriate for comparison, returned -9.33%.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended May 31, 2022?
The market environment for global fixed income was generally unfavorable over the 12-month period as inflation emerged as a major threat to investment returns. Not only were inflation rates higher than anticipated, but inflation also became entrenched rather than transitory, as central banks had previously expected. The resulting higher global government interest rates were the primary driver of negative total returns over the reporting period.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark as a result of certain sector allocation, duration, and individual credit decisions. The Fund’s duration positioning – being less exposed to changes in interest rates than the benchmark – generated the largest positive contribution during the period, as developed market government rates moved higher, led by the U.S. 10-year Treasury yield, which increased 1.25%.
Taken as a whole, the Fund’s broad asset allocation decisions among fixed income sectors were a small negative contributor. Investments in developed market investment grade bonds and U.S. high yield corporate bonds were positive contributors from an asset allocation perspective, while investments in all sectors of emerging market debt underperformed the Fund’s aggregate benchmark.
Within individual portfolio segments, the Fund experienced outperformance in emerging local currency sovereign debt and emerging corporate bonds, while generating underperformance in investment grade, U.S. high yield corporates, and emerging hard currency sovereign debt. The underperformance of the investment grade sector was due primarily to security selection decisions in corporate and securitized assets. Within U.S. high yield, industry positioning was a slight positive contributor, but was offset by the negative contribution from security selection. In emerging local currency, both currency exposure and duration positioning benefitted the Fund on a relative basis.
($ reported in thousands)
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the exposure to these risks. At the end of the reporting period the Fund had net market exposure of approximately $381 to these derivatives. Over the course of the reporting period, these derivative positions generated a net realized gain of $939 and $99 in unrealized appreciation, for an increase in operations of approximately $1,038.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Affiliated Fund: The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated mutual funds may create a conflict of interest.
Allocation: The risk that the Fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.
Fund of Funds: The risk that the Fund’s performance will be adversely affected by the assets owned by the other mutual funds and ETFs in which it invests, and that the layering of expenses associated with the Fund’s investment in such other funds will cost shareholders more than direct investments would have cost.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Strategic Income Fund (Continued)
Liquidity: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.
Income: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.
U.S. and Non-U.S. Government Securities: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. The governmental entity that controls the repayment of non-U.S. government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of May 31, 2022.
Affiliated Mutual Funds		60%
Corporate Bonds and Notes		15
Financial & Lease	6%
All other Corporate Bonds and Notes	9
Short-Term Investment		9
U.S. Government Securities		8
Mortgage-Backed Securities		8
Agency	6
Non-Agency	2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Stone Harbor Strategic Income Fund (Continued)
Average Annual Total Returns1 for periods ended 5/31/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	— %	— %	-1.98%	4/11/22
Class A shares at POP[3,4]	—	—	-5.66	4/11/22
Class I shares at NAV[2]	-7.49	0.85	2.17	12/18/13
Bloomberg Global Credit Hedged USD Index	-9.33	1.82	— [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.62%, Net 0.95%; Class I shares: Gross 1.45%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 5/31

This chart assumes an initial investment of $100,000 made on December 18, 2013 for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid are 0.50%.
[5]	The since inception index returned -1.71% from the inception date of Class A shares and 3.07% from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 5, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 7, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
SCHEDULE OF INVESTMENTS May 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—95.0%
Argentina—3.2%
MSU Energy S.A. 144A 6.875%, 2/1/25(1)	$ 107	$ 85
Pampa Energia S.A. 144A 7.500%, 1/24/27(1)	17	15
YPF S.A.
144A 8.500%, 7/28/25(1)	16	13
RegS 8.500%, 7/28/25(2)	35	27
RegS 6.950%, 7/21/27(2)	133	89
		229

Brazil—8.2%
Adecoagro S.A. 144A 6.000%, 9/21/27(1)	8	8
Banco do Brasil S.A. 144A 9.000% (1)(3)	31	32
Braskem Netherlands Finance B.V. 144A 5.875%, 1/31/50(1)	13	12
BRF GmbH 144A 4.350%, 9/29/26(1)	32	30
Gol Finance S.A.
144A 7.000%, 1/31/25(1)	66	53
144A 8.000%, 6/30/26(1)	33	28
Guara Norte S.a.r.l. 144A 5.198%, 6/15/34(1)	11	9
Iochpe-Maxion Austria GmbH 144A 5.000%, 5/7/28(1)	37	32
Itau Unibanco Holding S.A. 144A 6.125% (1)(3)	19	19
JBS USA LUX S.A. 144A 4.375%, 2/2/52(1)	15	12
Klabin Austria GmbH
144A 3.200%, 1/12/31(1)	30	25
144A 7.000%, 4/3/49(1)	23	22
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(1)	48	43
Minerva Luxembourg S.A. 144A 4.375%, 3/18/31(1)	37	31
MV24 Capital B.V. 144A 6.748%, 6/1/34(1)	4	4
Natura &Co. Luxembourg Holdings S.a.r.l. 144A 6.000%, 4/19/29(1)	50	49
Petrobras Global Finance B.V.
5.750%, 2/1/29	13	13
6.900%, 3/19/49	35	33
Rumo Luxembourg S.a.r.l. 144A 4.200%, 1/18/32(1)	15	12
Simpar Europe S.A. 144A 5.200%, 1/26/31(1)	45	37
Usiminas International S.a.r.l. 144A 5.875%, 7/18/26(1)	76	75
		579

Burkina Faso—0.6%
Endeavour Mining plc 144A 5.000%, 10/14/26(1)	49	43
Chile—1.9%
ATP Tower Holdings LLC 144A 4.050%, 4/27/26(1)	52	45
	Par Value	Value

Chile—continued
Celulosa Arauco y Constitucion S.A. 144A 5.500%, 4/30/49(1)	$ 29	$ 26
Cencosud S.A. 144A 4.375%, 7/17/27(1)	14	14
Inversiones CMPC S.A. 144A 3.000%, 4/6/31(1)	42	35
VTR Comunicaciones SpA 144A 5.125%, 1/15/28(1)	16	13
		133

China—5.7%
Bank of China Ltd. RegS 5.000%, 11/13/24(2)	46	48
ENN Clean Energy International Investment Ltd. 144A 3.375%, 5/12/26(1)	131	120
Golden Eagle Retail Group Ltd. RegS 4.625%, 5/21/23(2)	44	43
Tencent Holdings Ltd.
144A 2.390%, 6/3/30(1)	14	12
144A 3.240%, 6/3/50(1)	14	10
RegS 3.975%, 4/11/29(2)	25	24
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(2)	200	149
		406

Colombia—5.2%
AI Candelaria Spain S.A.
144A 7.500%, 12/15/28(1)	27	26
RegS 7.500%, 12/15/28(2)	20	20
Bancolombia S.A. 4.875%, 10/18/27	32	31
Ecopetrol S.A.
5.375%, 6/26/26	29	29
7.375%, 9/18/43	33	32
Geopark Ltd. 144A 5.500%, 1/17/27(1)	40	36
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(1)	103	96
Gran Tierra Energy, Inc. 144A 7.750%, 5/23/27(1)	24	22
Millicom International Cellular S.A. 144A 5.125%, 1/15/28(1)	28	26
SierraCol Energy Andina LLC 144A 6.000%, 6/15/28(1)	61	52
		370

Ghana—1.1%
Tullow Oil plc 144A 7.000%, 3/1/25(1)	98	76
Guatemala—1.8%
CT Trust 144A 5.125%, 2/3/32(1)	38	34
Energuate Trust 144A 5.875%, 5/3/27(1)	38	36
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value	Value

Guatemala—continued
Investment Energy Resources Ltd. 144A 6.250%, 4/26/29(1)	$ 58	$ 55
		125

Hong Kong—3.5%
CK Hutchison International 17 II Ltd. RegS 3.250%, 9/29/27(2)	50	49
Towngas Finance Ltd. RegS 4.750% (2)(3)	200	201
		250

India—5.4%
Bharti Airtel Ltd.
144A 3.250%, 6/3/31(1)	33	28
RegS 4.375%, 6/10/25(2)	15	15
Greenko Dutch B.V. 144A 3.850%, 3/29/26(1)	71	66
Network i2i Ltd. 144A 5.650% (1)(3)	173	170
Reliance Industries Ltd. RegS 3.625%, 1/12/52(2)	45	35
Vedanta Resources Finance II plc
144A 13.875%, 1/21/24(1)	19	19
144A 8.950%, 3/11/25(1)	21	19
Vedanta Resources plc 144A 6.375%, 7/30/22(1)	27	27
		379

Indonesia—4.4%
Eterna Capital Pte Ltd. PIK Series A RegS 7.500%, 12/11/22(2)(4)	4	4
Freeport Indonesia PT 144A 4.763%, 4/14/27(1)	68	68
Indika Energy Capital IV Pte Ltd. 144A 8.250%, 10/22/25(1)	12	12
Indonesia Asahan Aluminium Persero PT 144A 5.450%, 5/15/30(1)	60	61
Minejesa Capital B.V. 144A 4.625%, 8/10/30(1)	165	154
Star Energy Geothermal Darajat II 144A 4.850%, 10/14/38(1)	12	11
		310

Israel—5.1%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	94	85
Leviathan Bond Ltd. RegS, 144A 6.750%, 6/30/30(1)(2)	134	132
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	164	146
		363

Jamaica—1.0%
Digicel Group Holdings Ltd. PIK 10.000%, 4/1/24(4)	15	14
Digicel International Finance Ltd.
144A 8.750%, 5/25/24(1)	16	15
144A 8.000%, 12/31/26(1)	34	28
	Par Value	Value

Jamaica—continued
Digicel Ltd. RegS 6.750%, 3/1/23(2)	$ 15	$ 12
		69

Macau—4.1%
Melco Resorts Finance Ltd.
144A 5.750%, 7/21/28(1)	32	25
RegS 4.875%, 6/6/25(2)	38	33
RegS 5.625%, 7/17/27(2)	87	69
Sands China Ltd. 3.800%, 1/8/26	19	17
Studio City Co. Ltd. 144A 7.000%, 2/15/27(1)	70	64
Studio City Finance Ltd.
144A 6.000%, 7/15/25(1)	79	60
144A 5.000%, 1/15/29(1)	38	24
		292

Malaysia—3.2%
Gohl Capital Ltd. RegS 4.250%, 1/24/27(2)	200	186
Resorts World Las Vegas LLC RegS 4.625%, 4/6/31(2)	50	41
		227

Mexico—5.6%
America Movil SAB de CV 144A 5.375%, 4/4/32(1)	33	31
Banco Mercantil del Norte S.A.
144A 6.750%(1)(3)	53	51
144A 7.500%(1)(3)	43	41
Cemex SAB de C.V.
144A 5.125%(1)(3)	57	53
144A 3.875%, 7/11/31(1)	12	10
Cometa Energia S.A. de C.V. 144A 6.375%, 4/24/35(1)	49	48
FEL Energy VI S.a.r.l. 144A 5.750%, 12/1/40(1)	11	8
Mexico Generadora de Energia S de rl 144A 5.500%, 12/6/32(1)	24	23
Petroleos Mexicanos
6.625%, 6/15/35	33	27
7.690%, 1/23/50	48	37
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(1)	42	40
Southern Copper Corp. 6.750%, 4/16/40	21	25
		394

Nigeria—3.2%
Access Bank plc 144A 6.125%, 9/21/26(1)	34	30
Africa Finance Corp. 144A 2.875%, 4/28/28(1)	63	56
IHS Holding Ltd. 144A 6.250%, 11/29/28(1)	53	48

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value	Value

Nigeria—continued
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(1)	$ 93	$ 90
		224

Oman —0.4%
Oryx Funding Ltd. 144A 5.800%, 2/3/31(1)	28	27
Peru—3.7%
Banco BBVA Peru S.A. RegS 5.250%, 9/22/29(2)	13	13
Banco de Credito del Peru S.A. 144A 3.125%, 7/1/30(1)	28	26
Inkia Energy Ltd. 144A 5.875%, 11/9/27(1)	112	104
Kallpa Generacion S.A.
144A 4.875%, 5/24/26(1)	22	21
144A 4.125%, 8/16/27(1)	53	50
Nexa Resources S.A. 144A 6.500%, 1/18/28(1)	45	45
		259

Russia—0.4%
Gazprom PJSC Via Gaz Capital S.A. 144A 4.950%, 2/6/28(1)(5)	88	26
Saudi Arabia—3.4%
Acwa Power Management And Investments One Ltd. 144A 5.950%, 12/15/39(1)	103	106
Saudi Arabian Oil Co.
144A 3.500%, 4/16/29(1)	40	39
144A 4.375%, 4/16/49(1)	65	62
144A 3.250%, 11/24/50(1)	46	36
		243

Singapore—2.8%
BOC Aviation Ltd. (3 month LIBOR + 1.300%) RegS 2.805%, 5/21/25(2)(6)	200	199
South Africa—4.0%
AngloGold Ashanti Holdings plc 3.750%, 10/1/30	52	45
Eskom Holdings SOC Ltd. 144A 6.750%, 8/6/23(1)	109	107
Liquid Telecommunications Financing plc 144A 5.500%, 9/4/26(1)	30	28
Prosus N.V.
144A 3.832%, 2/8/51(1)	19	12
RegS 3.680%, 1/21/30(2)	37	31
RegS 3.061%, 7/13/31(2)	72	56
		279

South Korea—2.8%
LG Chem Ltd.
RegS 1.375%, 7/7/26(2)	50	46
RegS 2.375%, 7/7/31(2)	40	34
	Par Value	Value

South Korea—continued
Shinhan Bank Co. Ltd. RegS 3.875%, 3/24/26(2)	$ 60	$ 59
Woori Bank RegS 4.750%, 4/30/24(2)	60	61
		200

Taiwan—0.9%
TSMC Arizona Corp.
3.875%, 4/22/27	14	14
4.125%, 4/22/29	23	23
TSMC Global Ltd. RegS 1.375%, 9/28/30(2)	35	29
		66

Tanzania—0.8%
HTA Group Ltd. 144A 7.000%, 12/18/25(1)	60	58
Thailand—1.9%
Bangkok Bank PCL 144A 3.733%, 9/25/34(1)	50	45
PTT Treasury Center Co. Ltd. 144A 4.500%, 10/25/42(1)	60	54
Thaioil Treasury Center Co. Ltd. RegS 4.875%, 1/23/43(2)	40	35
		134

Turkey—3.1%
Akbank TAS
144A 5.125%, 3/31/25(1)	15	13
144A 6.797%, 4/27/28(1)	35	33
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(1)	62	48
Turk Telekomunikasyon AS 144A 6.875%, 2/28/25(1)	37	35
Turkiye Garanti Bankasi AS 144A 7.177%, 5/24/27(1)	60	54
Ulker Biskuvi Sanayi AS 144A 6.950%, 10/30/25(1)	41	33
		216

Ukraine—1.9%
Metinvest B.V.
144A 7.750%, 4/23/23(1)	60	37
144A 7.750%, 10/17/29(1)	77	47
VF Ukraine PAT via VFU Funding plc 144A 6.200%, 2/11/25(1)(5)	75	49
		133

United Arab Emirates —2.8%
DP World Ltd. 144A 4.700%, 9/30/49(1)	149	124
Galaxy Pipeline Assets Bidco Ltd. 144A 1.750%, 9/30/27(1)	75	71
		195

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value	Value

Vietnam—1.4%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(1)	$ 111	$ 97
Zambia—1.5%
First Quantum Minerals Ltd.
144A 6.500%, 3/1/24(1)	39	39
144A 7.500%, 4/1/25(1)	65	65
		104

Total Corporate Bonds and Notes (Identified Cost $7,353)		6,705

Total Long-Term Investments—95.0% (Identified Cost $7,353)		6,705

	Shares
Short-Term Investment—2.2%
Money Market Mutual Fund—2.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.702%)(7)	155,115	155
Total Short-Term Investment (Identified Cost $155)		155

TOTAL INVESTMENTS—97.2% (Identified Cost $7,508)		$6,860
Other assets and liabilities, net—2.8%		198
NET ASSETS—100.0%		$7,058

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PIK	Payment-in-Kind Security
PJSC	Public Joint Stock Company
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities amounted to a value of $4,611 or 65.4% of net assets.
(2)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	No contractual maturity date.
(4)	100% of the income received was in PIK.
(5)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Variable rate security. Rate disclosed is as of May 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Brazil	8%
China	6
Mexico	6
India	6
Colombia	5
Israel	5
Indonesia	5
Other	59
Total	100%
† % of total investments as of May 31, 2022.

The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$6,705	$ —	$6,705
Money Market Mutual Fund	155	155	—
Total Investments	$6,860	$155	$6,705
There were no securities  valued using  significant unobservable inputs (Level 3) at May 31, 2022.
There were no transfers into or out of Level 3 related to securities held at May 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
SCHEDULE OF INVESTMENTS May 31, 2022
($ reported in thousands)
	Shares	Value
Affiliated Mutual Funds—96.5%
Fixed Income Funds—96.5%
Virtus Stone Harbor Emerging Markets Debt Fund Class I(1)(2)	521,085	$ 3,976
Virtus Stone Harbor Local Markets Fund Class I(1)(2)(3)	529,950	3,980
Total Affiliated Mutual Funds (Identified Cost $8,126)		7,956

Total Long-Term Investments—96.5% (Identified Cost $8,126)		7,956

Short-Term Investment—2.0%
Money Market Mutual Fund(2)—2.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.702%)	166,278	166
Total Short-Term Investment (Identified Cost $166)		166

TOTAL INVESTMENTS—98.5% (Identified Cost $8,292)		$8,122
Other assets and liabilities, net—1.5%		126
NET ASSETS—100.0%		$8,248
Footnote Legend:
(1)	Affiliated investment. See Note 4H in Notes to Financial Statements.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Non-income producing.

Counterparties:
CITI	Citibank
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar
Forward foreign currency exchange contracts as of May 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BRL	295	USD	60	JPM	06/02/22	$ 3	$ —
BRL	212	USD	43	JPM	07/05/22	1	—
CZK	1,155	USD	49	CITI	07/15/22	1	—
EUR	86	USD	91	JPM	06/16/22	1	—
MXN	800	USD	40	JPM	06/10/22	— (1)	—
USD	60	BRL	295	JPM	06/02/22	—	(2)
USD	49	CZK	1,155	CITI	07/15/22	—	— (1)
Total						$ 6	$ (2)

Footnote Legend:
(1)	Amount is less than $500.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Affiliated Mutual Funds	$7,956	$7,956	$—
Money Market Mutual Fund	166	166	—
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	6	—	6
Total Assets	8,128	8,122	6
Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	(2)	—	(2)
Total Liabilities	(2)	—	(2)
Total Investments	$8,126	$8,122	$ 4
There were no securities valued  using  significant unobservable inputs (Level 3) at May 31, 2022.
There were no transfers into or out of Level 3 related to securities held at May 31, 2022.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS May 31, 2022
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—60.3%
Angola —3.3%
Republic of Angola
144A 8.750%, 4/14/32(2)	$ 2,945	$ 2,777
144A 9.125%, 11/26/49(2)	1,354	1,185
RegS 9.375%, 5/8/48(3)	200	179
Republic of Angola Via Avenir II B.V.
(6 month LIBOR + 4.500%) RegS 4.771%, 12/7/23(3)(4)	1,780	1,735
(6 month LIBOR + 7.500%) RegS 7.845%, 7/1/23(3)(4)	12,487	12,549
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(3)	6,278	5,839
		24,264

Argentina—4.1%
Republic of Argentina
0.500%, 7/9/30	61,828	18,054
1.125%, 7/9/35	26,045	7,070
2.000%, 1/9/38	4,567	1,595
2.500%, 7/9/41(4)	7,934	2,562
1.125%, 7/9/46	3,268	921
		30,202

Bahrain—1.6%
Kingdom of Bahrain
144A 7.000%, 1/26/26(2)	3,418	3,617
144A 5.625%, 9/30/31(2)	519	484
144A 5.250%, 1/25/33(2)	2,951	2,619
RegS 7.375%, 5/14/30(3)	3,115	3,244
RegS 5.625%, 9/30/31(3)	1,091	1,017
RegS 6.000%, 9/19/44(3)	765	638
		11,619

Belarus—0.2%
Republic of Belarus
144A 6.875%, 2/28/23(2)	5,249	793
144A 6.200%, 2/28/30(2)	411	56
144A 6.378%, 2/24/31(2)	1,075	140
RegS 6.875%, 2/28/23(3)	200	30
RegS 7.625%, 6/29/27(3)	325	43
RegS 6.378%, 2/24/31(3)	3,206	417
		1,479

	Par Value(1)	Value

Bermuda—0.6%
Government of Bermuda
RegS 2.375%, 8/20/30(3)	$ 1,354	$ 1,187
RegS 3.375%, 8/20/50(3)	4,307	3,392
		4,579

Brazil—1.3%
Federative Republic of Brazil
5.000%, 1/27/45	1,987	1,588
5.625%, 2/21/47	61	52
State of Minas Gerais
144A 5.333%, 2/15/28(2)	1,085	1,091
RegS 5.333%, 2/15/28(3)	6,365	6,397
		9,128

Chile—2.5%
Republic of Chile
2.550%, 7/27/33	4,895	4,169
4.340%, 3/7/42	2,907	2,711
3.860%, 6/21/47	1,229	1,084
3.500%, 1/25/50	2,562	2,089
3.250%, 9/21/71	11,460	8,201
		18,254

Colombia—2.4%
Republic of Colombia
4.500%, 3/15/29	1,000	927
3.000%, 1/30/30	2,579	2,136
3.250%, 4/22/32	1,266	1,016
7.375%, 9/18/37	1,275	1,328
6.125%, 1/18/41	1,455	1,317
5.000%, 6/15/45	7,121	5,521
5.200%, 5/15/49	6,676	5,270
		17,515

Costa Rica—0.0%
Costa Rica Government 144A 5.625%, 4/30/43(2)	191	155
Dominican Republic—3.2%
Dominican Republic
144A 4.500%, 1/30/30(2)	2,195	1,922
144A 4.875%, 9/23/32(2)	1,999	1,722
144A 6.000%, 2/22/33(2)	6,029	5,575
144A 5.875%, 1/30/60(2)	5,543	4,310
RegS 4.875%, 9/23/32(3)	3,231	2,783
RegS 7.450%, 4/30/44(3)	2,218	2,122
RegS 6.500%, 2/15/48(3)	429	368
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Dominican Republic—continued
RegS 6.400%, 6/5/49(3)	$ 4,209	$ 3,562
RegS 5.875%, 1/30/60(3)	1,543	1,200
		23,564

Ecuador—2.3%
Republic of Ecuador
144A 0.000%, 7/31/30(2)	5,094	2,804
144A 1.000%, 7/31/35(2)(4)	9,747	6,221
144A 0.500%, 7/31/40(2)	7,309	4,001
RegS 1.000%, 7/31/35(3)	2,634	1,681
RegS 0.500%, 7/31/40(3)	3,423	1,871
		16,578

Egypt—2.9%
Arab Republic of Egypt
144A 4.750%, 4/11/25(2)	1,134 EUR	1,102
144A 4.750%, 4/16/26(2)	2,252 EUR	2,065
144A 7.600%, 3/1/29(2)	3,885	3,362
144A 6.375%, 4/11/31(2)	2,340 EUR	1,909
144A 7.053%, 1/15/32(2)	2,005	1,571
144A 8.875%, 5/29/50(2)	7,076	5,198
144A 8.150%, 11/20/59(2)	1,303	918
RegS 5.800%, 9/30/27(3)	1,323	1,103
RegS 5.875%, 2/16/31(3)	1,820	1,372
RegS 7.625%, 5/29/32(3)	556	444
RegS 8.500%, 1/31/47(3)	3,169	2,304
		21,348

El Salvador—0.9%
Republic of El Salvador
144A 5.875%, 1/30/25(2)	2,819	1,202
144A 7.650%, 6/15/35(2)	516	199
144A 7.625%, 2/1/41(2)	1,994	775
RegS 6.375%, 1/18/27(3)	2,964	1,154
RegS 8.625%, 2/28/29(3)	965	379
	Par Value(1)	Value

El Salvador—continued
RegS 8.250%, 4/10/32(3)	$ 3,269	$ 1,347
RegS 7.625%, 2/1/41(3)	3,001	1,167
RegS 9.500%, 7/15/52(3)	704	295
		6,518

Ethiopia—0.1%
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(2)	1,289	799
Gabon—1.2%
Republic of Gabon
144A 6.625%, 2/6/31(2)	2,560	2,170
144A 7.000%, 11/24/31(2)	7,329	6,156
RegS 6.625%, 2/6/31(3)	401	340
		8,666

Ghana—1.2%
Republic of Ghana
144A 7.625%, 5/16/29(2)	387	207
144A 8.125%, 3/26/32(2)	608	323
144A 8.875%, 5/7/42(2)	3,884	1,991
144A 8.950%, 3/26/51(2)	2,509	1,278
144A 8.750%, 3/11/61(2)	6,021	3,041
RegS 7.625%, 5/16/29(3)	1,268	678
RegS 8.627%, 6/16/49(3)	600	301
RegS 8.950%, 3/26/51(3)	2,200	1,121
		8,940

Guatemala—0.6%
Republic of Guatemala
144A 3.700%, 10/7/33(2)	1,187	983
144A 4.650%, 10/7/41(2)	2,556	2,073
RegS 4.375%, 6/5/27(3)	1,271	1,229
RegS 5.375%, 4/24/32(3)	263	256
		4,541

Honduras—0.1%
Honduras Government RegS 5.625%, 6/24/30(3)	592	420

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Hungary—1.5%
Hungary Government International Bond
144A 2.125%, 9/22/31(2)	$ 7,073	$ 5,698
RegS 1.750%, 6/5/35(3)	5,037 EUR	4,301
RegS 1.500%, 11/17/50(3)	1,207 EUR	785
		10,784

Indonesia—0.5%
Republic of Indonesia
3.200%, 9/23/61	2,643	2,004
RegS 6.750%, 1/15/44(3)	927	1,104
RegS 5.125%, 1/15/45(3)	655	661
		3,769

Ivory Coast—1.0%
Ivory Coast Government International Bond
144A 5.250%, 3/22/30(2)	1,096 EUR	1,030
144A 6.625%, 3/22/48(2)	2,399 EUR	2,035
RegS 4.875%, 1/30/32(3)	4,050 EUR	3,601
RegS 6.875%, 10/17/40(3)	922 EUR	814
		7,480

Jordan—0.2%
Kingdom of Jordan
144A 7.375%, 10/10/47(2)	519	444
RegS 7.375%, 10/10/47(3)	1,394	1,192
		1,636

Kazakhstan—0.2%
Republic of Kazakhstan 144A 4.875%, 10/14/44(2)	1,525	1,382
Kenya—1.0%
Republic of Kenya
144A 6.875%, 6/24/24(2)	1,609	1,498
144A 7.000%, 5/22/27(2)	2,031	1,802
144A 8.000%, 5/22/32(2)	2,208	1,907
RegS 7.250%, 2/28/28(3)	1,510	1,320
RegS 8.000%, 5/22/32(3)	1,000	864
		7,391

	Par Value(1)	Value

Lebanon—1.7%
Lebanese Republic
6.375%, 3/9/20(5)	$ 2,089	$ 199
6.150%, 6/19/20(5)	14,492	1,307
6.250%, 5/27/22(5)	6,726	639
6.400%, 5/26/23(5)	1,368	123
6.850%, 5/25/29(5)	5,626	506
8.200%, 5/17/33(5)	9,360	814
RegS 5.800%, 4/14/20(3)(5)	25,440	2,295
RegS 8.250%, 4/12/21(3)(5)	34,424	3,270
RegS 6.100%, 10/4/22(3)(5)	18,512	1,759
RegS 6.000%, 1/27/23(3)(5)	3,105	286
RegS 6.650%, 4/22/24(3)(5)	4,594	417
RegS 6.600%, 11/27/26(3)(5)	4,423	401
RegS 6.850%, 3/23/27(3)(5)	2,417	219
RegS 6.650%, 2/26/30(3)(5)	4,301	387
		12,622

Malaysia—1.1%
1MDB Global Investments RegS 4.400%, 3/9/23(3)	8,000	7,820
Mexico—1.6%
United Mexican States
2.250%, 8/12/36	1,839 EUR	1,538
6.050%, 1/11/40	299	313
4.280%, 8/14/41	1,514	1,290
4.750%, 3/8/44	2,391	2,144
5.000%, 4/27/51	3,461	3,143
3.750%, 4/19/71	4,514	3,179
		11,607

Mozambique—0.1%
Republic of Mozambique 144A 5.000%, 9/15/31(2)(4)	670	555
Nigeria—2.6%
Republic of Nigeria
144A 8.375%, 3/24/29(2)	3,953	3,522
144A 7.875%, 2/16/32(2)	5,713	4,656
144A 7.696%, 2/23/38(2)	1,838	1,377
144A 7.625%, 11/28/47(2)	1,603	1,154
144A 8.250%, 9/28/51(2)	9,289	6,920
RegS 6.125%, 9/28/28(3)	1,886	1,540
		19,169

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Oman —1.7%
Oman Government International Bond
144A 4.875%, 2/1/25(2)	$ 3,060	$ 3,060
144A 7.375%, 10/28/32(2)	4,313	4,770
144A 6.500%, 3/8/47(2)	235	214
144A 6.750%, 1/17/48(2)	1,691	1,579
144A 7.000%, 1/25/51(2)	1,563	1,493
RegS 6.000%, 8/1/29(3)	657	668
RegS 6.750%, 1/17/48(3)	694	648
		12,432

Pakistan—1.1%
Islamic Republic of Pakistan
144A 6.000%, 4/8/26(2)	2,402	1,783
144A 6.875%, 12/5/27(2)	1,411	1,050
RegS 6.875%, 12/5/27(3)	4,303	3,201
RegS 7.875%, 3/31/36(3)	462	293
RegS 8.875%, 4/8/51(3)	2,788	1,785
		8,112

Panama—2.6%
Panama Bonos del Tesoro 3.362%, 6/30/31	2,659	2,372
Republic of Panama
2.252%, 9/29/32	6,789	5,558
4.500%, 4/1/56	9,346	8,007
3.870%, 7/23/60	4,315	3,301
		19,238

Papua New Guinea —0.2%
Papua New Guinea Government International Bond 144A 8.375%, 10/4/28(2)	1,413	1,221
Peru—0.6%
Republic of Peru
2.783%, 1/23/31	3,392	2,992
3.000%, 1/15/34	1,483	1,276
		4,268

Qatar—2.4%
State of Qatar
144A 3.750%, 4/16/30(2)	653	668
144A 6.400%, 1/20/40(2)	1,036	1,293
144A 5.103%, 4/23/48(2)	8,237	9,196
	Par Value(1)	Value

Qatar—continued
144A 4.817%, 3/14/49(2)	$ 3,283	$ 3,533
144A 4.400%, 4/16/50(2)	1,286	1,308
RegS 4.400%, 4/16/50(3)	1,824	1,855
		17,853

Romania—2.3%
Romania Government International Bond
144A 2.000%, 4/14/33(2)	883 EUR	687
144A 3.375%, 2/8/38(2)	3,062 EUR	2,508
144A 2.750%, 4/14/41(2)	7,123 EUR	5,144
144A 2.875%, 4/13/42(2)	1,969 EUR	1,422
144A 3.375%, 1/28/50(2)	1,435 EUR	1,080
RegS 2.125%, 3/7/28(3)	1,249 EUR	1,177
RegS 2.875%, 3/11/29(3)	989 EUR	952
RegS 4.125%, 3/11/39(3)	1,839 EUR	1,624
RegS 6.125%, 1/22/44(3)	542	548
RegS 4.625%, 4/3/49(3)	2,095 EUR	1,918
		17,060

Russia—0.4%
Russian Federation
144A 5.100%, 3/28/35(2)(6)	2,000	360
RegS 4.375%, 3/21/29(3)	5,400	972
RegS 5.250%, 6/23/47(3)	4,600	828
Russian Federation - Eurobond RegS 5.100%, 3/28/35(3)(6)	5,300	954
		3,114

Saudi Arabia—2.8%
Kingdom of Saudi Arabia 144A 4.500%, 10/26/46(2)	2,094	2,023
Saudi International Bond
144A 4.500%, 4/17/30(2)	1,276	1,355
144A 3.250%, 10/22/30(2)	5,086	4,976
144A 2.250%, 2/2/33(2)	1,381	1,209
144A 4.625%, 10/4/47(2)	1,942	1,904
RegS 4.500%, 10/26/46(3)	1,270	1,227

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Saudi Arabia—continued
RegS 5.000%, 4/17/49(3)	$ 6,492	$ 6,734
RegS 5.250%, 1/16/50(3)	716	771
		20,199

Senegal—0.3%
Republic of Senegal
144A 5.375%, 6/8/37(2)	1,353 EUR	1,112
RegS 6.750%, 3/13/48(3)	985	760
		1,872

Serbia—0.3%
Republic of Serbia
144A 2.125%, 12/1/30(2)	1,529	1,176
RegS 1.000%, 9/23/28(3)	958 EUR	800
		1,976

South Africa—0.4%
Republic of South Africa
5.875%, 4/20/32	415	394
7.300%, 4/20/52	2,668	2,511
		2,905

Sri Lanka—0.5%
Republic of Sri Lanka
144A 6.750%, 4/18/28(2)(5)	5,172	1,992
RegS 6.350%, 6/28/24(3)(5)	1,194	460
RegS 6.200%, 5/11/27(3)(5)	3,068	1,182
		3,634

Tunisia—1.0%
Tunisian Republic
144A 6.750%, 10/31/23(2)	750 EUR	564
144A 6.375%, 7/15/26(2)	7,681 EUR	4,752
RegS 5.625%, 2/17/24(3)	3,154 EUR	2,077
		7,393

Turkey—0.8%
Republic of Turkey
5.125%, 2/17/28	1,514	1,258
4.875%, 4/16/43	2,944	1,906
6.625%, 2/17/45	1,570	1,184
5.750%, 5/11/47	2,336	1,600
		5,948

	Par Value(1)	Value

Ukraine—0.7%
Ukraine Government Bond
144A 7.750%, 9/1/25(2)	$ 437	$ 166
144A 7.750%, 9/1/26(2)	5,229	2,012
144A 9.750%, 11/1/28(2)	2,206	857
144A 6.876%, 5/21/29(2)	1,198	431
RegS 7.750%, 9/1/26(3)	734	282
RegS 7.750%, 9/1/27(3)	3,258	1,249
RegS 9.750%, 11/1/28(3)	272	106
		5,103

United Arab Emirates —1.3%
Abu Dhabi Government International 144A 4.125%, 10/11/47(2)	806	790
Finance Department Government of Sharjah
144A 3.625%, 3/10/33(2)	2,739	2,376
144A 4.000%, 7/28/50(2)	8,657	6,136
		9,302

Venezuela—0.3%
Republic of Venezuela
RegS 7.750%, 10/13/19(3)(5)	25,088	2,007
RegS 9.250%, 5/7/28(3)(5)	927	81
		2,088

Zambia—0.6%
Republic of Zambia
144A 5.375%, 9/20/22(2)(5)	1,359	900
RegS 5.375%, 9/20/22(3)(5)	5,095	3,373
		4,273

Total Foreign Government Securities (Identified Cost $557,627)		440,775

Corporate Bonds and Notes—32.8%
Argentina—0.2%
MSU Energy S.A. 144A 6.875%, 2/1/25(2)	717	567
Pampa Energia S.A. 144A 7.500%, 1/24/27(2)	840	754
		1,321

Bahrain—0.4%
Oil & Gas Holding Co. BSCC (The) 144A 7.625%, 11/7/24(2)	3,128	3,249

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Belarus—0.2%
Development Bank Belarus RegS 6.750%, 5/2/24(3)	$ 12,034	$ 1,203
Brazil—1.1%
Braskem Netherlands Finance B.V. 144A 5.875%, 1/31/50(2)	1,029	929
Gol Finance S.A.
144A 7.000%, 1/31/25(2)	1,083	867
144A 8.000%, 6/30/26(2)	1,312	1,100
Guara Norte S.a.r.l. 144A 5.198%, 6/15/34(2)	347	296
Iochpe-Maxion Austria GmbH 144A 5.000%, 5/7/28(2)	929	810
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)	1,124	1,002
Minerva Luxembourg S.A. 144A 4.375%, 3/18/31(2)	293	247
MV24 Capital B.V. 144A 6.748%, 6/1/34(2)	1,985	1,816
Simpar Europe S.A. 144A 5.200%, 1/26/31(2)	862	711
		7,778

Chile—0.3%
ATP Tower Holdings LLC 144A 4.050%, 4/27/26(2)	1,207	1,038
Empresa Nacional del Petroleo RegS 5.250%, 11/6/29(3)	1,491	1,451
		2,489

China—2.1%
CNAC HK Finbridge Co., Ltd.
RegS 4.125%, 7/19/27(3)	2,993	2,928
RegS 5.125%, 3/14/28(3)	1,293	1,319
RegS 3.875%, 6/19/29(3)	4,171	3,937
RegS 3.000%, 9/22/30(3)	2,054	1,801
CNRC Capitale Ltd. RegS 3.900% (3)(7)	691	691
ENN Clean Energy International Investment Ltd. 144A 3.375%, 5/12/26(2)	195	179
Sinopec Group Overseas Development 2018 Ltd. RegS 2.300%, 1/8/31(3)	628	547
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(3)	2,270	1,693
Wanda Properties Overseas Ltd.
RegS 6.950%, 12/5/22(3)	579	510
RegS 6.875%, 7/23/23(3)	2,603	2,032
		15,637

Colombia—1.3%
AI Candelaria Spain S.A. 144A 7.500%, 12/15/28(2)	1,375	1,337
Geopark Ltd. 144A 5.500%, 1/17/27(2)	2,815	2,543
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(2)	1,896	1,768
	Par Value(1)	Value

Colombia—continued
Gran Tierra Energy, Inc. 144A 7.750%, 5/23/27(2)	$ 1,241	$ 1,143
SierraCol Energy Andina LLC 144A 6.000%, 6/15/28(2)	3,178	2,717
		9,508

Ghana—0.6%
Tullow Oil plc 144A 7.000%, 3/1/25(2)	5,421	4,215
Guatemala—0.2%
CT Trust 144A 5.125%, 2/3/32(2)	1,836	1,642
India—0.1%
Network i2i Ltd. 144A 5.650% (2)(7)	908	892
Indonesia—3.2%
Indonesia Asahan Aluminium Persero PT
144A 4.750%, 5/15/25(2)	1,867	1,867
144A 6.757%, 11/15/48(2)	2,096	2,119
144A 5.800%, 5/15/50(2)	3,499	3,141
Minejesa Capital B.V.
144A 4.625%, 8/10/30(2)	1,332	1,244
144A 5.625%, 8/10/37(2)	1,057	899
Pertamina Persero PT
RegS 6.000%, 5/3/42(3)	1,879	1,924
RegS 5.625%, 5/20/43(3)	2,515	2,462
RegS 6.450%, 5/30/44(3)	5,732	6,140
Perusahaan Listrik Negara PT
RegS 5.450%, 5/21/28(3)	777	800
RegS 5.250%, 10/24/42(3)	2,682	2,485
PT Bakrie 0.000%, 12/22/22(6)	6,750,674 IDR	—
		23,081

Jamaica—0.6%
Digicel International Finance Ltd.
144A 8.750%, 5/25/24(2)	2,503	2,381
144A 8.750%, 5/25/24(2)	2,059	1,959
		4,340

Kazakhstan—2.2%
KazMunayGas National Co. JSC
144A 4.750%, 4/24/25(2)	2,374	2,258
144A 6.375%, 10/24/48(2)	4,868	4,418
RegS 5.375%, 4/24/30(3)	4,936	4,563
KazTransGas JSC 144A 4.375%, 9/26/27(2)	5,319	4,806
		16,045

Macau—0.2%
Studio City Finance Ltd.
144A 6.000%, 7/15/25(2)	296	225

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Macau—continued
144A 6.500%, 1/15/28(2)	$ 1,387	$ 971
		1,196

Malaysia—0.3%
Petronas Capital Ltd. 144A 4.550%, 4/21/50(2)	2,251	2,233
Mexico—7.7%
Banco Mercantil del Norte S.A.
144A 6.750%(2)(7)	753	719
144A 7.500%(2)(7)	2,556	2,430
Comision Federal de Electricidad 144A 4.688%, 5/15/29(2)	3,697	3,401
Petroleos Mexicanos
6.700%, 2/16/32	10,287	8,887
6.625%, 6/15/35	10,495	8,479
6.500%, 6/2/41	7,233	5,295
7.690%, 1/23/50	6,106	4,747
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(3)	23,969	22,711
		56,669

Nigeria—0.8%
Africa Finance Corp. 144A 2.875%, 4/28/28(2)	5,636	5,009
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(2)	958	925
		5,934

Panama—0.2%
AES Panama Generation Holdings Srl 144A 4.375%, 5/31/30(2)	1,480	1,354
Peru—3.1%
Kallpa Generacion S.A.
144A 4.875%, 5/24/26(2)	1,789	1,748
144A 4.125%, 8/16/27(2)	999	936
Nexa Resources S.A. 144A 5.375%, 5/4/27(2)	1,205	1,178
Peru Payroll Deduction Finance Ltd. RegS 0.000%, 11/1/29(3)	1,919	1,582
Petroleos del Peru S.A.
144A 4.750%, 6/19/32(2)	1,975	1,675
144A 5.625%, 6/19/47(2)	2,226	1,739
RegS 4.750%, 6/19/32(3)	2,265	1,921
RegS 5.625%, 6/19/47(3)	15,181	11,861
		22,640

Russia—0.1%
Gazprom PJSC Via Gaz Capital S.A. 144A 4.950%, 2/6/28(2)	316	95
Gazprom PJSC via Gaz Finance plc 144A 4.599% (2)(7)	3,830	593
		688

Saudi Arabia—0.2%
Saudi Arabian Oil Co. 144A 3.500%, 4/16/29(2)	1,653	1,624
	Par Value(1)	Value

South Africa—2.7%
Eskom Holdings SOC Ltd.
144A 6.750%, 8/6/23(2)	$ 652	$ 640
144A 7.125%, 2/11/25(2)	11,458	10,910
144A 8.450%, 8/10/28(2)	2,779	2,654
RegS 6.350%, 8/10/28(3)	3,144	3,088
Prosus N.V. 144A 3.061%, 7/13/31(2)	3,023	2,337
		19,629

Turkey—0.3%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(2)	3,019	2,333
Ukraine—0.3%
NAK Naftogaz Ukraine via Kondor Finance plc 144A 7.625%, 11/8/26(2)	3,297	1,028
NPC Ukrenergo 144A 6.875%, 11/9/26(2)	3,633	1,235
State Savings Bank of Ukraine Via SSB #1 plc RegS 9.625%, 3/20/25(3)	210	105
		2,368

United Arab Emirates —2.2%
Abu Dhabi Crude Oil Pipeline LLC 144A 4.600%, 11/2/47(2)	407	397
DAE Funding LLC 144A 3.375%, 3/20/28(2)	2,541	2,268
DP World Ltd. 144A 4.700%, 9/30/49(2)	427	357
DP World plc
144A 6.850%, 7/2/37(2)	511	555
RegS 4.700%, 9/30/49(3)	500	418
DP World Salaam RegS 6.000% (3)(7)	10,885	10,939
MDGH GMTN RSC Ltd. RegS 3.950%, 5/21/50(3)	990	906
		15,840

Uzbekistan—0.5%
Uzauto Motors AJ 144A 4.850%, 5/4/26(2)	3,943	3,312
Venezuela—0.5%
Petroleos de Venezuela S.A.
RegS 6.000%, 5/16/24(3)(8)	60,490	3,025
RegS 6.000%, 11/15/26(3)(8)	3,307	174
RegS 5.375%, 4/12/27(3)(8)	600	32
RegS 9.750%, 5/17/35(3)(8)	11,517	590
		3,821

Vietnam—0.6%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)	5,106	4,442
Zambia—0.6%
First Quantum Minerals Ltd.
144A 7.500%, 4/1/25(2)	1,141	1,150

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Zambia—continued
144A 6.875%, 10/15/27(2)	$ 3,546	$ 3,538
		4,688

Total Corporate Bonds and Notes (Identified Cost $304,318)		240,171

	Shares
Affiliated Mutual Fund(9)—0.6%
Fixed Income Fund—0.6%
Virtus Stone Harbor Emerging Markets Corporate Debt Fund Class I(9)(10)	560,936	4,437
Total Affiliated Mutual Fund (Identified Cost $5,154)		4,437

	Par Value(1)
Credit Linked Notes—0.9%
Iraq—0.9%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(4)(6)	388,632 JPY	2,644
(Counterparty: BOA) 3.050%, 1/1/28(4)(6)	177,226 JPY	1,202
(Counterparty: BOA) 3.122%, 1/6/28(4)(6)	381,373 JPY	2,592
		6,438

Total Credit Linked Notes (Identified Cost $8,846)		6,438

Total Long-Term Investments—94.6% (Identified Cost $875,945)		691,821

	Shares
Short-Term Investment—3.7%
Money Market Mutual Fund—3.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.702%)(10)	26,794,586	26,795
Total Short-Term Investment (Identified Cost $26,795)		26,795

TOTAL INVESTMENTS—98.3% (Identified Cost $902,740)		$718,616
Other assets and liabilities, net—1.7%		12,508
NET ASSETS—100.0%		$731,124
Abbreviations:
BOA	Bank of America
CDS	Credit Default Swap
GMTN	Global Medium Term Note
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PJSC	Public Joint Stock Company

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities amounted to a value of $306,799 or 42.0% of net assets.
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Variable rate security. Rate disclosed is as of May 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Security in default; no interest payments are being received.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	No contractual maturity date.
(8)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(9)	Affiliated investment. See Note 4H in Notes to Financial Statements.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
BCLY	Barclays
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
USD	United States Dollar

Country Weightings (Unaudited)†
Mexico	10%
Argentina	4
United States	4
Colombia	4
Peru	4
Indonesia	4
United Arab Emirates	4
Other	66
Total	100%
† % of total investments as of May 31, 2022.

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
Forward foreign currency exchange contracts as of May 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
EUR	4,220	USD	4,479	JPM	07/21/22	$ 64	$ —
USD	49,131	EUR	45,960	JPM	07/21/22	—	(345)
USD	6,703	JPY	854,547	JPM	07/21/22	50	—
Total						$114	$ (345)

Over-the-counter credit default swaps - sell protection(1) outstanding as of May 31, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Turkey CDS	Quarterly	BCLY	1.000%	06/20/27	$29,000	$(6,739)	$(6,883)	$144	$—
Total						$(6,739)	$(6,883)	$144	$—

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$240,171	$ —	$240,171	$ —
Foreign Government Securities	440,775	—	439,461	1,314
Credit Linked Notes	6,438	—	—	6,438
Affiliated Mutual Fund	4,437	4,437	—	—
Money Market Mutual Fund	26,795	26,795	—	—
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	114	—	114	—
Total Assets	718,730	31,232	679,746	7,752
Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	(345)	—	(345)	—
Over-the-Counter Credit Default Swap	(6,739)	—	(6,739)	—
Total Liabilities	(7,084)	—	(7,084)	—
Total Investments	$711,646	$31,232	$672,662	$7,752
Securities held by the Fund with an end of period value of $1,314 were transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Foreign Government Securities	Corporate Bonds And Notes	Credit Linked Notes
Investments in Securities
Balance as of May 31, 2021:	$ 8,326	$ —	$ — (a)	$ 8,326
Accrued discount/(premium)	160	—	—	160
Net realized gain (loss)	(46)	—	—	(46)
Net change in unrealized appreciation (depreciation)(b)	(598)	—	—	(598)
Sales (c)	(1,404)	—	—	(1,404)
Transfers into Level 3(d)	1,314	1,314	—	—
Balance as of May 31, 2022	$ 7,752	$ 1,314	$ — (a)	$ 6,438
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022, was $(598).
(c) Includes paydowns on securities.
(d) “Transfers into and/or from” represent the ending value as of May 31, 2022 for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

STONE HARBOR HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS May 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—96.3%
Airlines—2.4%
Air Canada 144A 3.875%, 8/15/26(1)	$ 157	$ 146
United Airlines, Inc.
144A 4.375%, 4/15/26(1)	1,235	1,192
144A 4.625%, 4/15/29(1)	403	378
VistaJet Malta Finance plc 144A 7.875%, 5/1/27(1)	814	766
		2,482

Automotive—5.3%
Clarios Global LP
144A 6.250%, 5/15/26(1)	520	522
144A 8.500%, 5/15/27(1)	789	786
Ford Motor Credit Co. LLC
5.125%, 6/16/25	632	632
3.375%, 11/13/25	418	400
4.950%, 5/28/27	505	502
4.125%, 8/17/27	688	652
5.113%, 5/3/29	1,935	1,886
		5,380

Building Products—4.4%
Griffon Corp. 5.750%, 3/1/28	1,064	1,027
LBM Acquisition LLC 144A 6.250%, 1/15/29(1)	1,218	945
Park River Holdings, Inc.
144A 5.625%, 2/1/29(1)	705	500
144A 6.750%, 8/1/29(1)	361	262
Specialty Building Products Holdings LLC 144A 6.375%, 9/30/26(1)	1,132	1,044
White Cap Buyer LLC 144A 6.875%, 10/15/28(1)	816	726
		4,504

Chemicals—1.8%
Diamond BC BV 144A 4.625%, 10/1/29(1)	592	503
Illuminate Buyer LLC 144A 9.000%, 7/1/28(1)	1,235	1,087
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	242	198
		1,788

Consumer Products—1.1%
Kronos Acquisition Holdings, Inc. 144A 7.000%, 12/31/27(1)	878	705
SWF Escrow Issuer Corp. 144A 6.500%, 10/1/29(1)	548	416
		1,121

Containers and Packaging—1.5%
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	820	673
	Par Value	Value

Containers and Packaging—continued
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	$ 872	$ 858
		1,531

Drillers & Services—1.7%
Archrock Partners LP 144A 6.250%, 4/1/28(1)	875	853
ChampionX Corp. 6.375%, 5/1/26	112	113
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	760	734
		1,700

Electric—3.6%
Calpine Corp. 144A 4.500%, 2/15/28(1)	1,027	982
Covanta Holding Corp.
5.000%, 9/1/30	852	739
144A 4.875%, 12/1/29(1)	129	114
NRG Energy, Inc. 5.750%, 1/15/28	269	270
Vistra Corp. Escrow 0.000%, 12/31/30(2)	4,540	—
Vistra Operations Co. LLC
144A 5.625%, 2/15/27(1)	945	945
144A 5.000%, 7/31/27(1)	599	586
		3,636

Exploration & Production—11.8%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)	757	820
144A 5.375%, 3/1/30(1)	198	201
Ascent Resources Utica Holdings LLC 144A 5.875%, 6/30/29(1)	1,062	1,017
Chesapeake Energy Corp.
144A 5.500%, 2/1/26(1)	1,004	1,019
144A 5.875%, 2/1/29(1)	113	116
CNX Resources Corp.
144A 7.250%, 3/14/27(1)	465	486
144A 6.000%, 1/15/29(1)	214	213
CrownRock LP 144A 5.000%, 5/1/29(1)	290	286
Hilcorp Energy I LP
144A 6.250%, 11/1/28(1)	1,313	1,323
144A 5.750%, 2/1/29(1)	100	98
144A 6.000%, 4/15/30(1)	102	99
Murphy Oil Corp.
5.750%, 8/15/25	947	961
5.875%, 12/1/27	492	497
Oasis Petroleum, Inc. 144A 6.375%, 6/1/26(1)	132	133
Occidental Petroleum Corp.
5.500%, 12/1/25	137	142
5.550%, 3/15/26	144	150
8.875%, 7/15/30	1,943	2,427
7.500%, 5/1/31	327	392
7.875%, 9/15/31	167	202
6.600%, 3/15/46	208	235
See Notes to Financial Statements

STONE HARBOR HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value	Value

Exploration & Production—continued
SM Energy Co.
5.625%, 6/1/25	$ 481	$ 479
6.500%, 7/15/28	698	693
		11,989

Financial & Lease—5.8%
Acrisure LLC
144A 7.000%, 11/15/25(1)	1,065	1,033
144A 4.250%, 2/15/29(1)	828	733
Alliant Holdings Intermediate LLC
144A 6.750%, 10/15/27(1)	1,010	975
144A 5.875%, 11/1/29(1)	445	390
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(1)	819	751
OneMain Finance Corp.
7.125%, 3/15/26	904	926
3.500%, 1/15/27	580	519
6.625%, 1/15/28	274	274
Ryan Specialty Group LLC 144A 4.375%, 2/1/30(1)	173	156
Starwood Property Trust, Inc. 144A 4.375%, 1/15/27(1)	173	163
		5,920

Food, Beverages & Tobacco—2.1%
Darling Ingredients, Inc. 144A 6.000%, 6/15/30(1)	332	332
Lamb Weston Holdings, Inc. 144A 4.125%, 1/31/30(1)	630	584
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	1,579	1,234
		2,150

Gaming—5.6%
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	171	168
Churchill Downs, Inc. 144A 4.750%, 1/15/28(1)	365	346
International Game Technology plc 144A 5.250%, 1/15/29(1)	1,022	997
MGM Growth Properties Operating Partnership LP 5.750%, 2/1/27	282	293
Penn National Gaming, Inc. 144A 4.125%, 7/1/29(1)	897	734
Raptor Acquisition Corp. 144A 4.875%, 11/1/26(1)	802	743
Scientific Games International, Inc. 144A 7.250%, 11/15/29(1)	1,281	1,273
VICI Properties LP 144A 4.125%, 8/15/30(1)	457	419
Wynn Resorts Finance LLC 144A 5.125%, 10/1/29(1)	775	687
		5,660

Healthcare—7.1%
AdaptHealth LLC
144A 4.625%, 8/1/29(1)	896	769
144A 5.125%, 3/1/30(1)	198	172
	Par Value	Value

Healthcare—continued
Avantor Funding, Inc. 144A 3.875%, 11/1/29(1)	$ 516	$ 479
Bausch Health Cos., Inc.
144A 6.250%, 2/15/29(1)	752	467
144A 5.250%, 2/15/31(1)	585	343
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(1)	171	153
Community Health Systems, Inc. 144A 5.250%, 5/15/30(1)	893	769
Encompass Health Corp.
4.500%, 2/1/28	401	373
4.625%, 4/1/31	114	101
Endo Luxembourg Finance Co. I S.a.r.l. 144A 6.125%, 4/1/29(1)	1,462	1,112
Mozart Debt Merger Sub, Inc. 144A 5.250%, 10/1/29(1)	790	699
Organon & Co.
144A 4.125%, 4/30/28(1)	302	290
144A 5.125%, 4/30/31(1)	289	278
US Acute Care Solutions LLC 144A 6.375%, 3/1/26(1)	1,326	1,258
		7,263

Home Builders—1.7%
Ashton Woods USA LLC 144A 4.625%, 4/1/30(1)	86	72
KB Home 4.800%, 11/15/29	350	322
Mattamy Group Corp. 144A 4.625%, 3/1/30(1)	794	665
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	756	670
		1,729

Industrial Other—3.6%
Madison IAQ LLC
144A 4.125%, 6/30/28(1)	273	250
144A 5.875%, 6/30/29(1)	978	765
Unifrax Escrow Issuer Corp. 144A 5.250%, 9/30/28(1)	861	778
United Rentals North America, Inc. 3.750%, 1/15/32	858	771
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	1,098	1,153
		3,717

Leisure—3.4%
Carnival Corp.
144A 7.625%, 3/1/26(1)	1,140	1,069
144A 5.750%, 3/1/27(1)	93	83
144A 6.000%, 5/1/29(1)	304	257
NCL Corp., Ltd.
144A 5.875%, 3/15/26(1)	412	371
144A 7.750%, 2/15/29(1)	333	299
NCL Finance Ltd. 144A 6.125%, 3/15/28(1)	858	721
Royal Caribbean Cruises Ltd.
144A 5.500%, 8/31/26(1)	511	449

See Notes to Financial Statements

STONE HARBOR HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value	Value

Leisure—continued
144A 5.500%, 4/1/28(1)	$ 241	$ 203
		3,452

Lodging—0.1%
Marriott Ownership Resorts, Inc. 144A 4.500%, 6/15/29(1)	154	137
Media Cable—7.7%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	569	475
Altice France S.A.
144A 5.125%, 1/15/29(1)	102	87
144A 5.125%, 7/15/29(1)	1,072	936
CCO Holdings LLC
144A 5.375%, 6/1/29(1)	836	812
144A 4.500%, 8/15/30(1)	944	853
CSC Holdings LLC
144A 7.500%, 4/1/28(1)	1,352	1,258
144A 4.125%, 12/1/30(1)	1,652	1,418
DISH DBS Corp.
7.750%, 7/1/26	122	104
7.375%, 7/1/28	493	386
5.125%, 6/1/29	626	442
144A 5.250%, 12/1/26(1)	617	522
144A 5.750%, 12/1/28(1)	444	362
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(1)	200	187
		7,842

Media Other—4.2%
CMG Media Corp. 144A 8.875%, 12/15/27(1)	1,303	1,182
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	1,241	1,130
Netflix, Inc. 4.875%, 4/15/28	986	978
Univision Communications, Inc. 144A 6.625%, 6/1/27(1)	955	965
		4,255

Midstream—5.6%
Antero Midstream Partners LP
144A 7.875%, 5/15/26(1)	232	245
144A 5.750%, 3/1/27(1)	465	466
144A 5.750%, 1/15/28(1)	557	557
CNX Midstream Partners LP 144A 4.750%, 4/15/30(1)	43	38
DCP Midstream Operating LP 5.125%, 5/15/29	648	648
DT Midstream, Inc. 144A 4.375%, 6/15/31(1)	759	706
EQM Midstream Partners LP
144A 7.500%, 6/1/27(1)	66	66
144A 7.500%, 6/1/30(1)	66	66
Genesis Energy LP
8.000%, 1/15/27	572	564
7.750%, 2/1/28	1,140	1,098
Hess Midstream Operations LP
144A 4.250%, 2/15/30(1)	161	148
	Par Value	Value

Midstream—continued
144A 5.500%, 10/15/30(1)	$ 325	$ 321
Holly Energy Partners LP
144A 6.375%, 4/15/27(1)	171	171
144A 5.000%, 2/1/28(1)	644	605
		5,699

Paper & Forest Products—0.7%
Mercer International, Inc. 5.125%, 2/1/29	793	730
Refining—0.7%
Parkland Corp. 144A 4.625%, 5/1/30(1)	258	233
Sunoco LP 144A 4.500%, 4/30/30(1)	515	468
		701

Restaurants—0.6%
New Red Finance 144A 3.875%, 1/15/28(1)	684	646
Retail Food & Drug—1.3%
Albertsons Cos., Inc.
144A 4.625%, 1/15/27(1)	283	275
144A 5.875%, 2/15/28(1)	514	503
144A 4.875%, 2/15/30(1)	533	497
		1,275

Retail Non Food & Drug—3.6%
Asbury Automotive Group, Inc. 144A 4.625%, 11/15/29(1)	86	79
At Home Group, Inc. 144A 4.875%, 7/15/28(1)	1,040	838
LCM Investments Holdings II LLC 144A 4.875%, 5/1/29(1)	886	755
Michaels Cos., Inc. (The)
144A 5.250%, 5/1/28(1)	172	142
144A 7.875%, 5/1/29(1)	670	480
PetSmart, Inc. 144A 4.750%, 2/15/28(1)	564	519
PetSmart, Inc. 144A 7.750%, 2/15/29(1)	735	692
Sonic Automotive, Inc. 144A 4.625%, 11/15/29(1)	172	153
		3,658

Satellite—1.5%
Hughes Satellite Systems Corp. 6.625%, 8/1/26	1,011	995
Intelsat Jackson Holdings S.A. Escrow 5.500%, 8/1/23(2)	464	—
Viasat, Inc. 144A 5.625%, 4/15/27(1)	521	502
		1,497

Services Other—3.4%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	1,063	946

See Notes to Financial Statements

STONE HARBOR HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value	Value

Services Other—continued
GFL Environmental, Inc.
144A 4.000%, 8/1/28(1)	$ 207	$ 186
144A 4.750%, 6/15/29(1)	446	406
144A 4.375%, 8/15/29(1)	449	401
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(1)	1,623	1,495
		3,434

Technology—0.8%
Ciena Corp. 144A 4.000%, 1/31/30(1)	86	79
Rackspace Technology Global, Inc. 144A 3.500%, 2/15/28(1)	902	787
		866

Transport Other—0.4%
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)	430	377
Wireless—1.6%
Sprint Capital Corp.
6.875%, 11/15/28	1,252	1,416
8.750%, 3/15/32	196	255
		1,671

Wirelines—1.2%
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	1,397	1,211
Total Corporate Bonds and Notes (Identified Cost $106,325)		98,021

Leveraged Loans—0.4%
Consumer Products—0.3%
Revlon Consumer Products Corp. Tranche B (3 month LIBOR + 3.500%) 5.580%, 9/7/23(3)	563	254
Health Care—0.1%
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 4.810%, 10/10/25(3)	282	109
Total Leveraged Loans (Identified Cost $801)		363

	Shares
Common Stocks—0.1%
Exploration & Production—0.0%
Alta Mesa Holdings LP Escrow(2)	400,000	—
Satellite—0.1%
Intelsat Emergence S.A.(2)(4)	4,338	128
Total Common Stocks (Identified Cost $157)		128

	Shares	Value

Rights—0.0%
Satellite—0.0%
Intelsat Jackson Holdings S.A. Series B(2)(4)	454	$ —
Intelsat Jackson Holdings S.A. Series A(2)(4)	454	—
		—

Total Rights (Identified Cost $—)		—

Total Long-Term Investments—96.8% (Identified Cost $107,283)		98,512

Short-Term Investment—1.9%
Money Market Mutual Fund—1.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.702%)(5)	1,970,953	1,971
Total Short-Term Investment (Identified Cost $1,971)		1,971

TOTAL INVESTMENTS—98.7% (Identified Cost $109,254)		$100,483
Other assets and liabilities, net—1.3%		1,302
NET ASSETS—100.0%		$101,785

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities amounted to a value of $74,427 or 73.1% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Variable rate security. Rate disclosed is as of May 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	Non-income producing.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

STONE HARBOR HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
Country Weightings (Unaudited)†
United States	92%
Canada	5
France	1
Netherlands	1
Switzerland	1
Total	100%
† % of total investments as of May 31, 2022.
The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 98,021	$ —	$98,021	$ —(1)
Leveraged Loans	363	—	363	—
Equity Securities:
Common Stocks	128	—	—	128 (1)
Rights	—	—	—	— (1)
Money Market Mutual Fund	1,971	1,971	—	—
Total Investments	$100,483	$1,971	$98,384	$128

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at May 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended May 31, 2022.
See Notes to Financial Statements

STONE HARBOR LOCAL MARKETS FUND
SCHEDULE OF INVESTMENTS May 31, 2022
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—83.3%
Brazil—4.8%
Letra Tesouro Nacional 0.000%, 1/1/24(2)	3,540 BRL	$ 614
Nota Do Tesouro Nacional
10.000%, 1/1/27	12,170 BRL	2,357
10.000%, 1/1/29	750 BRL	141
10.000%, 1/1/31	2,950 BRL	543
		3,655

Chile—2.1%
Bonos Tesoreria Pesos
4.500%, 3/1/26	420,000 CLP	480
5.000%, 3/1/35	380,000 CLP	409
RegS, 144A 5.000%, 10/1/28(3)(4)	280,000 CLP	315
RegS, 144A 4.700%, 9/1/30(3)(4)	360,000 CLP	394
		1,598

China—9.0%
China Government Bond
2.850%, 6/4/27	340 CNY	52
3.130%, 11/21/29	40,230 CNY	6,179
2.890%, 11/18/31	690 CNY	104
2.760%, 5/15/32	1,560 CNY	232
3.720%, 4/12/51	2,360 CNY	379
		6,946

Colombia—6.7%
Bogota Distrio Capital RegS 9.750%, 7/26/28(4)	8,491,000 COP	2,069
Titulos De Tesoreria
10.000%, 7/24/24	2,626,000 COP	702
7.500%, 8/26/26	1,848,000 COP	445
5.750%, 11/3/27	715,000 COP	155
7.750%, 9/18/30	3,390,000 COP	763
7.000%, 6/30/32	3,660,000 COP	755
7.250%, 10/18/34	1,165,000 COP	233
7.250%, 10/26/50	415,000 COP	74
		5,196

Czech Republic—4.4%
Czech Republic
0.250%, 2/10/27	22,430 CZK	783
RegS 2.400%, 9/17/25(4)	17,050 CZK	680
RegS 1.000%, 6/26/26(4)	30,500 CZK	1,132
RegS 4.200%, 12/4/36(4)	20,160 CZK	824
		3,419

Egypt—2.4%
Egypt Government Bond
13.765%, 1/5/24	20,750 EGP	1,101
14.483%, 4/6/26	7,190 EGP	373
	Par Value(1)	Value

Egypt—continued
16.100%, 5/7/29	6,510 EGP	$ 334
		1,808

Indonesia—10.9%
Indonesia Government
8.375%, 3/15/24	5,220,000 IDR	378
11.000%, 9/15/25	43,587,000 IDR	3,402
8.375%, 9/15/26	8,588,000 IDR	633
6.625%, 5/15/33	42,590,000 IDR	2,748
8.375%, 3/15/34	10,216,000 IDR	744
7.500%, 5/15/38	7,388,000 IDR	497
		8,402

Malaysia—9.1%
Malaysia Government
4.059%, 9/30/24	3,400 MYR	790
3.906%, 7/15/26	3,250 MYR	749
3.900%, 11/30/26	4,060 MYR	934
3.502%, 5/31/27	5,010 MYR	1,129
3.899%, 11/16/27	1,580 MYR	362
3.733%, 6/15/28	2,190 MYR	495
3.885%, 8/15/29	5,370 MYR	1,216
2.632%, 4/15/31	4,960 MYR	1,004
3.582%, 7/15/32	1,500 MYR	325
		7,004

Mexico—8.7%
Mex Bonos Desarr Fix Rt
6.750%, 3/9/23	2,570 MXN	129
5.750%, 3/5/26	18,910 MXN	865
5.500%, 3/4/27	54,580 MXN	2,419
8.500%, 5/31/29	1,400 MXN	71
7.750%, 11/23/34	4,686 MXN	223
10.000%, 11/20/36	23,516 MXN	1,331
8.500%, 11/18/38	19,870 MXN	992
7.750%, 11/13/42	14,440 MXN	662
		6,692

Peru—1.7%
Bonos De Tesoreria
6.150%, 8/12/32	2,000 PEN	482
5.400%, 8/12/34	2,400 PEN	527
5.350%, 8/12/40	1,560 PEN	318
		1,327

Poland—4.0%
Poland Government Bond
4.000%, 10/25/23	4,490 PLN	1,018
2.500%, 4/25/24	500 PLN	109
2.750%, 4/25/28	1,000 PLN	189
1.250%, 10/25/30	11,440 PLN	1,774
		3,090

Romania—1.8%
Romania Government Bond
5.000%, 2/12/29	6,230 RON	1,153
See Notes to Financial Statements

STONE HARBOR LOCAL MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Romania—continued
3.650%, 9/24/31	1,655 RON	$ 261
		1,414

Russia—0.8%
Russia Government Bond - OFZ
7.600%, 7/20/22(5)(6)	126,870 RUB	126
7.400%, 12/7/22(5)(6)	108,340 RUB	108
7.050%, 1/19/28(5)(6)	21,730 RUB	22
8.500%, 9/17/31(5)(6)	135,730 RUB	135
7.700%, 3/23/33(5)(6)	193,400 RUB	193
7.700%, 3/16/39(5)(6)	56,000 RUB	56
		640

Serbia—0.6%
Serbia Treasury Bonds 4.500%, 8/20/32	61,000 RSD	448
South Africa—11.0%
Republic of South Africa
10.500%, 12/21/26	19,970 ZAR	1,382
7.000%, 2/28/31	14,050 ZAR	736
6.250%, 3/31/36	72,400 ZAR	3,149
8.500%, 1/31/37	39,377 ZAR	2,079
6.500%, 2/28/41	28,160 ZAR	1,157
		8,503

Thailand—3.8%
Thailand Government Bond
2.875%, 12/17/28	23,400 THB	696
2.000%, 12/17/31	4,120 THB	112
3.775%, 6/25/32	25,600 THB	803
1.585%, 12/17/35	43,570 THB	1,050
4.675%, 6/29/44	8,950 THB	295
		2,956

Turkey—0.9%
European Bk Recon & Dev
25.000%, 4/27/23	1,700 TRY	96
30.000%, 9/1/23	1,700 TRY	92
Turkey Government Bond
9.000%, 7/24/24	1,840 TRY	85
11.000%, 2/24/27	5,610 TRY	228
10.500%, 8/11/27	4,900 TRY	198
		699

Uruguay—0.6%
Republica Orient Uruguay
144A 8.500%, 3/15/28(3)	4,680 UYU	108
RegS 9.875%, 6/20/22(4)	13,170 UYU	329
		437

Total Foreign Government Securities (Identified Cost $81,208)		64,234

	Par Value(1)	Value

Corporate Bonds and Notes—8.3%
Brazil—2.8%
Swiss Insured Brazil Power Finance S.a.r.l. 144A 9.850%, 7/16/32(3)	11,242 BRL	$ 2,147
Kazakhstan—0.2%
Development Bank of Kazakhstan JSC 144A 8.950%, 5/4/23(3)	66,250 KZT	131
Mexico—3.8%
America Movil SAB de C.V. 6.450%, 12/5/22	43,040 MXN	2,153
Petroleos Mexicanos 7.470%, 11/12/26	17,040 MXN	778
		2,931

Poland—1.5%
Kreditanstalt fuer Wiederaufbau 0.625%, 7/25/25	6,000 PLN	1,163
Total Corporate Bonds and Notes (Identified Cost $8,103)		6,372

Total Long-Term Investments—91.6% (Identified Cost $89,311)		70,606

	Shares
Short-Term Investment—2.4%
Money Market Mutual Fund—2.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.702%)(7)	1,861,689	1,862
Total Short-Term Investment (Identified Cost $1,862)		1,862

TOTAL INVESTMENTS—94.0% (Identified Cost $91,173)		$72,468
Other assets and liabilities, net—6.0%		4,634
NET ASSETS—100.0%		$77,102

Abbreviation:
JSC	Joint Stock Company

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

STONE HARBOR LOCAL MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities amounted to a value of $3,095 or 4.0% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Security in default; no interest payments are being received.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
CITI	Citibank
GS	Goldman Sachs & Co.
HSBC	Hong Kong & Shanghai Bank
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Offshore
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romania New Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Country Weightings (Unaudited)†
Mexico	13%
South Africa	12
Indonesia	12
Malaysia	10
China	9
Brazil	8
Colombia	7
Other	29
Total	100%
† % of total investments as of May 31, 2022.
Forward foreign currency exchange contracts as of May 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BRL	12,000	USD	2,513	JPM	07/05/22	$ —	$ (14)
CLP	295,428	USD	375	CITI	06/17/22	—	(17)
CLP	422,301	USD	532	GS	06/17/22	—	(21)
CNH	1,456	USD	214	CITI	06/24/22	4	—
CNH	14,548	USD	2,137	HSBC	06/24/22	41	—
CNH	1,635	USD	242	JPM	06/24/22	3	—
COP	164,000	USD	41	JPM	06/17/22	2	—
See Notes to Financial Statements

STONE HARBOR LOCAL MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
Forward foreign currency exchange contracts as of May 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CZK	25,202	USD	1,068	GS	07/15/22	$ 20	$ —
HUF	297,316	USD	819	GS	07/15/22	—	(20)
HUF	112,348	USD	310	JPM	07/15/22	—	(8)
MXN	2,851	USD	141	CITI	06/10/22	4	—
PEN	1,720	USD	459	JPM	07/22/22	1	—
PLN	609	USD	136	CITI	07/15/22	6	—
PLN	4,339	USD	967	JPM	07/15/22	43	—
RON	1,968	USD	414	JPM	08/12/22	8	—
THB	2,713	USD	79	CITI	08/10/22	— (1)	—
THB	79,133	USD	2,300	GS	08/10/22	18	—
THB	43,782	USD	1,275	JPM	08/10/22	7	—
USD	1,031	MXN	20,889	CITI	06/10/22	—	(28)
USD	265	MXN	5,760	GS	06/10/22	—	(27)
USD	185	MXN	4,004	JPM	06/10/22	—	(17)
USD	30	CLP	25,500	CITI	06/17/22	—	— (1)
USD	877	COP	3,338,501	CITI	06/17/22	—	(7)
USD	1,106	COP	4,219,766	JPM	06/17/22	—	(10)
USD	529	RUB	39,416	JPM	06/23/22	—	(69)
USD	228	CNH	1,456	CITI	06/24/22	10	—
USD	2,274	CNH	14,548	HSBC	06/24/22	97	—
USD	254	CNH	1,635	JPM	06/24/22	9	—
USD	1,055	CZK	24,725	GS	07/15/22	—	(11)
USD	38	PLN	170	JPM	07/15/22	—	(2)
USD	22	PEN	80	JPM	07/22/22	— (1)	—
USD	38	THB	1,300	JPM	08/10/22	—	(1)
USD	580	ZAR	9,505	GS	08/17/22	—	(22)
USD	385	ZAR	6,316	JPM	08/17/22	—	(15)
Total						$273	$(289)

Footnote Legend:
(1)	Amount is less than $500.
The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 6,372	$ —	$ 6,372	$ —
Foreign Government Securities	64,234	—	63,594	640
Money Market Mutual Fund	1,862	1,862	—	—
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	273	—	273	—
Total Assets	72,741	1,862	70,239	640
Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	(289)	—	(289)	—
Total Liabilities	(289)	—	(289)	—
Total Investments	$72,452	$1,862	$69,950	$640
Securities held by the Fund with an end of period value of $640 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

STONE HARBOR LOCAL MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Foreign Government Securities
Investments in Securities
Balance as of May 31, 2021:	$ —	$ —
Transfers into Level 3(a)	640	640
Balance as of May 31, 2022	$640	$640
(a) “Transfers into and/or from” represent the ending value as of May 31, 2022 for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

STONE HARBOR STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS May 31, 2022
($ reported in thousands)
	Par Value(1)	Value
U.S. Government Securities—8.4%
U.S. Treasury Bonds 2.500%, 2/15/46	$ 225	$ 194
U.S. Treasury Notes
2.125%, 5/15/25	325	320
2.000%, 8/15/25	550	537
2.750%, 4/30/27	1,000	996
2.750%, 2/15/28	300	298
1.250%, 8/15/31	450	392
2.875%, 5/15/32	500	501
Total U.S. Government Securities (Identified Cost $3,363)		3,238

Mortgage-Backed Securities—7.8%
Agency—6.0%
Federal National Mortgage Association
TBA 2.500%, (2)	2,500	2,300
Pool #AR8557 3.000%, 7/1/27	27	27
		2,327

Non-Agency—1.8%
BB-UBS Trust 2012-TFT, A 144A 2.892%, 6/5/30(3)	21	21
BX Commercial Mortgage Trust 2019-IMC, B (1 month LIBOR + 1.300%, Cap N/A, Floor 1.300%) 144A 2.175%, 4/15/34(3)(4)	100	97
CLNY Trust 2019-IKPR, A (1 month LIBOR + 1.129%, Cap N/A, Floor 1.129%) 144A 2.004%, 11/15/38(3)(4)	50	48
Commercial Mortgage Pass Through Certificates 2012-LTRT, A2 144A 3.400%, 10/5/30(3)	75	71
Federal Home Loan Mortgage Corporation 2016-SC01, 2A 3.500%, 7/25/46	16	16
HMH Trust 2017-NSS, A 144A 3.062%, 7/5/31(3)	50	50
Hudsons Bay Simon JV Trust 2015-HB10, A10 144A 4.155%, 8/5/34(3)	125	114
JP Morgan Chase Commercial Mortgage Securities Trust
2014-DSTY, A 144A 3.429%, 6/10/27(3)	60	33
2006-LDP9, AMS 5.337%, 5/15/47	48	43
MBRT 2019-MBR, A (1 month LIBOR + 1.100%, Cap N/A, Floor 0.850%) 144A 1.975%, 11/15/36(3)(4)	75	73
Starwood Retail Property Trust 2014-STAR, A (1 month LIBOR + 1.470%, Cap N/A, Floor 1.470%) 144A 2.345%, 11/15/27(3)(4)	44	32
Towd Point Mortgage Trust 2016-5, A1 144A 2.500%, 10/25/56(3)(4)	5	5
	Par Value(1)	Value

Non-Agency—continued
Verus Securitization Trust 2021-3, A1 144A 1.046%, 6/25/66(3)(4)	$ 81	$ 75
		678

Total Mortgage-Backed Securities (Identified Cost $2,972)		3,005

Asset-Backed Securities—0.1%
Other—0.1%
Aqua Finance Trust 2019-A, A 144A 3.140%, 7/16/40(3)	18	18
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1, AT1 144A 1.426%, 8/15/53(3)	50	48
		66

Total Asset-Backed Securities (Identified Cost $69)		66

Corporate Bonds and Notes—15.3%
Aerospace & Defense—0.3%
Boeing Co. (The) 3.600%, 5/1/34	75	63
Raytheon Technologies Corp. 1.900%, 9/1/31	75	63
		126

Automotive—0.4%
General Motors Financial Co., Inc. 1.250%, 1/8/26	75	67
Hyundai Capital America
144A 3.000%, 2/10/27(3)	50	47
144A 2.100%, 9/15/28(3)	25	22
		136

Chemicals—0.3%
Huntsman International LLC 2.950%, 6/15/31	75	66
Nutrien Ltd. 3.950%, 5/13/50	75	67
		133

Electric—0.9%
Duke Energy Corp. 3.500%, 6/15/51	75	59
Electricite de France S.A. 144A 4.500%, 9/21/28(3)	75	74
Exelon Corp. 144A 2.750%, 3/15/27(3)	100	95
NSTAR Electric Co. 4.550%, 6/1/52	50	51
Vistra Operations Co. LLC 144A 3.550%, 7/15/24(3)	75	73
		352

See Notes to Financial Statements

STONE HARBOR STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Exploration & Production—0.3%
BP Capital Markets plc 4.375% (2)	$ 50	$ 49
Continental Resources, Inc. 4.375%, 1/15/28	75	73
		122

Financial & Lease—5.6%
Air Lease Corp.
3.625%, 12/1/27	75	70
2.875%, 1/15/32	25	21
Bank of America Corp.
2.496%, 2/13/31	100	88
2.482%, 9/21/36	75	61
Barclays plc 2.279%, 11/24/27	75	68
Boston Properties LP 2.450%, 10/1/33	75	60
Capital One Financial Corp. 2.618%, 11/2/32	75	62
Citigroup, Inc.
4.400%, 6/10/25	25	25
4.450%, 9/29/27	100	100
Credit Suisse Group AG 144A 4.207%, 6/12/24(3)	50	50
CubeSmart LP 3.000%, 2/15/30	75	68
Deutsche Bank AG
1.447%, 4/1/25	50	48
2.129%, 11/24/26	75	69
DNB Bank ASA 144A 1.605%, 3/30/28(3)	75	66
Goldman Sachs Group, Inc. (The)
0.855%, 2/12/26	25	23
2.640%, 2/24/28	75	70
HSBC Holdings plc
1.645%, 4/18/26	25	23
1.589%, 5/24/27	25	22
Intesa Sanpaolo SpA Series XR 144A 4.000%, 9/23/29(3)	75	69
JPMorgan Chase & Co.
2.595%, 2/24/26	75	73
Subordinate Notes 3.625%, 12/1/27	50	49
Kemper Corp. 2.400%, 9/30/30	75	62
Mizuho Financial Group, Inc. 2.564%, 9/13/31	75	62
Morgan Stanley 2.484%, 9/16/36	125	101
Nomura Holdings, Inc. 2.710%, 1/22/29	125	111
Office Properties Income Trust 2.400%, 2/1/27	75	64
Societe Generale S.A. 144A 1.488%, 12/14/26(3)	100	89
Standard Chartered plc
144A 1.456%, 1/14/27(3)	25	22
144A 3.265%, 2/18/36(3)	25	21
144A 5.700%, 3/26/44(3)	25	24
Sumitomo Mitsui Financial Group, Inc. 2.142%, 9/23/30	25	21
	Par Value(1)	Value

Financial & Lease—continued
Synchrony Financial
3.700%, 8/4/26	$ 50	$ 48
2.875%, 10/28/31	75	61
UBS Group AG 144A 2.746%, 2/11/33(3)	100	85
US Bancorp 2.491%, 11/3/36	75	63
WEA Finance LLC 144A 2.875%, 1/15/27(3)	50	46
Wells Fargo & Co. 3.350%, 3/2/33	125	115
		2,180

Food, Beverages & Tobacco—0.8%
Conagra Brands, Inc. 1.375%, 11/1/27	75	64
Mondelez International, Inc. 2.625%, 3/17/27	100	95
PepsiCo, Inc. 2.750%, 3/19/30	75	71
Sysco Corp. 2.400%, 2/15/30	75	66
		296

Healthcare—1.0%
AbbVie, Inc. 3.200%, 11/21/29	50	47
Baxter International, Inc. 144A 2.272%, 12/1/28(3)	75	67
CSL Finance plc 144A 4.750%, 4/27/52(3)	75	74
HCA, Inc. 144A 4.625%, 3/15/52(3)	75	66
Merck & Co., Inc. 1.450%, 6/24/30	25	21
Pfizer, Inc. 4.000%, 12/15/36	50	51
Universal Health Services, Inc. 144A 1.650%, 9/1/26(3)	75	67
		393

Home Builders—0.1%
MDC Holdings, Inc. 2.500%, 1/15/31	50	39
Industrial Other—0.5%
Carrier Global Corp. 3.577%, 4/5/50	75	60
CNH Industrial Capital LLC 1.875%, 1/15/26	75	70
Flowserve Corp. 3.500%, 10/1/30	50	44
		174

Lodging—0.2%
Marriott International, Inc. Series HH 2.850%, 4/15/31	75	65

See Notes to Financial Statements

STONE HARBOR STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Media Cable—0.4%
Charter Communications Operating LLC 6.484%, 10/23/45	$ 75	$ 77
Comcast Corp. 3.969%, 11/1/47	75	69
		146

Metals, Mining & Steel—0.4%
Glencore Funding LLC 144A 2.500%, 9/1/30(3)	75	63
Nucor Corp. 3.950%, 5/23/25	50	51
Rio Tinto Finance USA Ltd. 2.750%, 11/2/51	50	38
		152

Midstream—0.7%
Boardwalk Pipelines LP 4.800%, 5/3/29	50	50
Enbridge, Inc. 2.500%, 2/14/25	75	73
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	75	74
Williams Cos., Inc. (The) 2.600%, 3/15/31	75	65
		262

Refining—0.2%
Phillips 66 2.150%, 12/15/30	75	63
Restaurants—0.2%
McDonald’s Corp. 4.450%, 3/1/47	75	72
Retail Non Food & Drug—0.3%
Advance Auto Parts, Inc. 3.500%, 3/15/32	75	67
Tapestry, Inc. 3.050%, 3/15/32	75	63
		130

Services Other—0.9%
Amazon.com, Inc. 3.300%, 4/13/27	75	75
Equifax, Inc. 2.350%, 9/15/31	75	62
Expedia Group, Inc. 3.250%, 2/15/30	75	66
Waste Management, Inc. 2.950%, 6/1/41	75	61
Western Union Co. (The) 2.850%, 1/10/25	75	73
		337

Technology—0.6%
Broadcom, Inc. 144A 3.187%, 11/15/36(3)	75	60
	Par Value(1)	Value

Technology—continued
Tencent Holdings Ltd. 144A 3.595%, 1/19/28(3)	$ 50	$ 48
TSMC Arizona Corp. 4.500%, 4/22/52	50	50
TSMC Global Ltd. 144A 1.000%, 9/28/27(3)	50	43
Tyco Electronics Group S.A. 2.500%, 2/4/32	50	45
		246

Transport Other—0.2%
FedEx Corp. 4.400%, 1/15/47	75	68
Wireless—0.2%
T-Mobile USA, Inc. 3.875%, 4/15/30	25	24
Vodafone Group plc 4.250%, 9/17/50	75	66
		90

Wirelines—0.8%
AT&T, Inc.
2.250%, 2/1/32	75	63
3.650%, 9/15/59	50	40
Magallanes, Inc. 144A 4.279%, 3/15/32(3)	75	70
TELUS Corp. 3.400%, 5/13/32	75	70
Verizon Communications, Inc. 2.987%, 10/30/56	100	74
		317

Total Corporate Bonds and Notes (Identified Cost $6,451)		5,899

	Shares
Affiliated Mutual Funds—62.3%
Fixed Income Funds—62.3%
Virtus Stone Harbor Emerging Markets Corporate Debt Fund Class I(5)(6)	240,422	1,902
Virtus Stone Harbor Emerging Markets Debt Fund Class I(5)(6)	1,127,942	8,606
Virtus Stone Harbor High Yield Bond Fund Class I(5)(6)	1,602,486	11,666
Virtus Stone Harbor Local Markets Fund Class I(5)(6)(7)	249,769	1,876
Total Affiliated Mutual Funds (Identified Cost $27,043)		24,050

Total Long-Term Investments—93.9% (Identified Cost $39,898)		36,258

See Notes to Financial Statements

STONE HARBOR STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
	Shares	Value

Short-Term Investment—9.2%
Money Market Mutual Fund—9.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.702%)(6)	3,539,703	$ 3,540
Total Short-Term Investment (Identified Cost $3,540)		3,540

TOTAL INVESTMENTS—103.1% (Identified Cost $43,438)		$39,798
Other assets and liabilities, net—(3.1)%		(1,191)
NET ASSETS—100.0%		$38,607

Abbreviations:
CDX.EM	Credit Default Swap Index Emerging Markets
CDX.HY	Credit Default Swap Index High Yield
HSBC	Hong Kong & Shanghai Bank
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
TBA	To-be-announced

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	No contractual maturity date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities amounted to a value of $2,026 or 5.2% of net assets.
(4)	Variable rate security. Rate disclosed is as of May 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Affiliated investment. See Note 4H in Notes to Financial Statements.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Non-income producing.

Counterparties:
CITI	Citibank
GS	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
AUD	Australian Dollar
EUR	Euro
GBP	United Kingdom Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

Exchange-traded futures contracts as of May 31, 2022 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
Long Contracts:
5 Year U.S. Treasury Note Future	September 2022	5	$ 565	$— (1)	$ —
Short Contracts:
10 Year Euro-Bund Future	September 2022	(8)	(1,305)	—	— (1)
10 Year U.S. Treasury Note Future	September 2022	(101)	(12,065)	11	—
10 Year U.S. Ultra Bond	September 2022	(1)	(156)	3	—
				14	—
Total				$14	$— (1)
Footnote Legend:
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

STONE HARBOR STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
Exchange-traded futures contracts as of May 31, 2022 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
(1)Amount is less than $500.

Forward foreign currency exchange contracts as of May 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	210	USD	150	CITI	06/06/22	$ 1	$ —
EUR	540	USD	571	JPM	06/16/22	9	—
EUR	200	USD	215	CITI	06/27/22	— (1)	—
GBP	120	USD	148	JPM	06/13/22	4	—
JPY	17,650	USD	135	CITI	06/23/22	2	—
MXN	2,940	USD	144	GS	06/06/22	5	—
USD	148	MXN	2,940	JPM	06/06/22	—	(1)
USD	157	EUR	146	JPM	07/21/22	— (1)	—
USD	2	GBP	1	JPM	07/21/22	— (1)	—
Total						$21	$ (1)

Footnote Legend:
(1)	Amount is less than $500.

Centrally cleared credit default swaps - buy protection(1) outstanding as of May 31, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.EM.S36	Quarterly	ICE	1.000%	12/20/26	$(1,725)	$175	$ 51	$124	$ —
CDX.EM.S37	Quarterly	ICE	1.000%	06/21/27	(1,725)	130	146	—	(16)
Total						$305	$197	$124	$ (16)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally cleared credit default swaps - sell protection(1) outstanding as of May 31, 2022 was as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.HY.S38	Quarterly	ICE	5.000%	6/21/27	$2,575	$42	$137	$—	$(95)
Total						$42	$137	$—	$(95)

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
See Notes to Financial Statements

STONE HARBOR STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 66	$ —	$ 66
Corporate Bonds and Notes	5,899	—	5,899
Mortgage-Backed Securities	3,005	—	3,005
U.S. Government Securities	3,238	—	3,238
Affiliated Mutual Funds	24,050	24,050	—
Money Market Mutual Fund	3,540	3,540	—
Other Financial Instruments:
Futures Contracts	14	14	—
Forward Foreign Currency Exchange Contracts	21	—	21
Centrally Cleared Credit Default Swap	347	—	347
Total Assets	40,180	27,604	12,576
Liabilities:
Other Financial Instruments:
Futures Contracts	— (1)	— (1)	—
Forward Foreign Currency Exchange Contract	(1)	—	(1)
Total Liabilities	(1)	—	(1)
Total Investments	$40,179	$27,604	$12,575

(1)	Amount is less than $500.
There were no securities valued  using  significant unobservable inputs (Level 3) at May 31, 2022.
There were no transfers into or out of Level 3 related to securities held at May 31, 2022.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES May 31, 2022
(Reported in thousands except shares and per share amounts)
	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Fund
Assets
Investment in securities at value(1)	$ 6,860	$ 166	$ 714,179
Investment in affiliates at value(2)	—	7,956	4,437
Foreign currency at value(3)	—	—	1,243
Cash	177	50	8,269
Cash pledged as collateral for forward foreign currency exchange contracts	—	—	300
Cash pledged as collateral for swaps	—	—	6,690
Unrealized appreciation on forward foreign currency exchange contracts	—	6	114
Receivables
Investment securities sold	28	—	8,970
Fund shares sold	—	—	1,179
Receivable from adviser	89	124	—
Dividends and interest	103	— (a)	11,267
Tax reclaims	— (a)	—	35
Prepaid expenses	14	8	18
Other assets	1	1	76
Total assets	7,272	8,311	756,777
Liabilities
Due to broker	—	—	6,690
Swaps at value(4)	—	—	6,739
Unrealized depreciation on forward foreign currency exchange contracts	—	2	345
Payables
Fund shares repurchased	—	—	1,697
Investment securities purchased	127	—	9,472
Investment advisory fees	—	—	331
Distribution and service fees	— (a)	— (a)	— (a)
Administration and accounting fees	1	1	66
Transfer agent and sub-transfer agent fees and expenses	1	1	32
Professional fees	65	45	82
Trustee deferred compensation plan	1	1	76
Interest expense and/or commitment fees	1	—	9
Other accrued expenses	18	13	114
Total liabilities	214	63	25,653
Net Assets	$ 7,058	$ 8,248	$ 731,124
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 12,224	$ 16,004	$ 1,193,857
Accumulated earnings (loss)	(5,166)	(7,756)	(462,733)
Net Assets	$ 7,058	$ 8,248	$ 731,124
Net Assets:
Class A	$ 97	$ 97	$ 95
Class I	$ 6,961	$ 8,151	$ 731,029
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	12,255	12,887	12,407
Class I	880,207	1,085,572	95,778,552
Net Asset Value and Redemption Price Per Share:*
Class A	$ 7.89	$ 7.51	$ 7.63
Class I	$ 7.91	$ 7.51	$ 7.63
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
May 31, 2022
(Reported in thousands except shares and per share amounts)
	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 8.20	$ 7.80	$ 7.93
Maximum Sales Charge - Class A	3.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 7,508	$ 166	$ 897,586
(2) Investment in affiliates at cost	$ —	$ 8,126	$ 5,154
(3) Foreign currency at cost	$ —	$ —	$ 1,238
(4) Includes premiums paid (received) on swaps	$ —	$ —	$ (6,883)

*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
May 31, 2022
(Reported in thousands except shares and per share amounts)
	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Assets
Investment in securities at value(1)	$ 100,483	$ 72,468	$ 15,748
Investment in affiliates at value(2)	—	—	24,050
Foreign currency at value(3)	—	144	186
Cash	100	338	71
Due from broker	—	—	71
Cash pledged as collateral for swaps	—	—	295
Cash pledged as collateral for futures contracts	—	—	205
Cash pledged as collateral for forward foreign currency exchange contracts	—	280	—
Variation margin receivable on swap contracts	—	—	24
Variation margin receivable on futures contracts	—	—	84
Unrealized appreciation on forward foreign currency exchange contracts	—	273	21
Receivables
Investment securities sold	171	3,453	63
Receivable from adviser	—	—	104
Dividends and interest	1,635	1,514	64
Tax reclaims	—	27	1
Prepaid expenses	11	11	9
Other assets	10	7	3
Total assets	102,410	78,515	40,999
Liabilities
Deposits to prime broker	—	—	12
Unrealized depreciation on forward foreign currency exchange contracts	—	289	1
Payables
Fund shares repurchased	—	2	—
Investment securities purchased	464	888	2,277
Investment advisory fees	28	23	—
Distribution and service fees	— (a)	— (a)	— (a)
Administration and accounting fees	8	7	3
Transfer agent and sub-transfer agent fees and expenses	5	4	2
Professional fees	82	82	54
Trustee deferred compensation plan	10	7	3
Interest expense and/or commitment fees	2	11	— (a)
Other accrued expenses	26	100	40
Total liabilities	625	1,413	2,392
Net Assets	$ 101,785	$ 77,102	$ 38,607
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 135,585	$ 284,850	$ 43,479
Accumulated earnings (loss)	(33,800)	(207,748)	(4,872)
Net Assets	$ 101,785	$ 77,102	$ 38,607
Net Assets:
Class A	$ 97	$ 97	$ 98
Class I	$ 101,688	$ 77,005	$ 38,509
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	13,369	12,970	11,249
Class I	13,964,939	10,250,968	4,432,118
Net Asset Value and Redemption Price Per Share:*
Class A	$ 7.28	$ 7.51	$ 8.68
Class I	$ 7.28	$ 7.51	$ 8.69
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
May 31, 2022
(Reported in thousands except shares and per share amounts)
	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 7.56	$ 7.80	$ 9.02
Maximum Sales Charge - Class A	3.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 109,254	$ 91,173	$ 16,395
(2) Investment in affiliates at cost	$ —	$ —	$ 27,043
(3) Foreign currency at cost	$ —	$ 135	$ 184

*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS YEAR ENDED May 31, 2022
($ reported in thousands)
	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Fund
Investment Income
Dividends	$ —(1)	$ 1	$ 12
Dividends from affiliates	—	389	154
Interest	380	—	68,735
Foreign taxes withheld	(1)	—	(59)
Total investment income	379	390	68,842
Expenses
Investment advisory fees	58	115	7,257
Distribution and service fees, Class A	— (1)	— (1)	— (1)
Administration and accounting fees	26	18	883
Transfer agent fees and expenses	18	19	71
Custodian fees	4	—	56
Printing fees and expenses	7	7	10
Professional fees	74	53	91
Interest expense and/or commitment fees	2	—	143
Registration fees	23	18	38
Trustees’ fees and expenses	2	6	400
Miscellaneous expenses	7	9	122
Total expenses	221	245	9,071
Less net expenses reimbursed and/or waived by investment adviser(2)	(150)	(245)	(125)
Net expenses	71	—	8,946
Net investment income (loss)	308	390	59,896
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(135)	2	(82,288) (3)
Investments in affiliates	—	(261)	—
Foreign currency transactions	—	(4)	(1,225)
Forward foreign currency exchange contracts	—	(6)	5,950
Swaps	—	— (1)	(681)
Net change in unrealized appreciation (depreciation) on:
Investments	(922)	—	(177,422)
Investments in affiliates	—	(3,131)	(717)
Foreign currency transactions	—	—	(59)
Forward foreign currency exchange contracts	—	(7)	1,052
Swaps	—	—	976
Net realized and unrealized gain (loss) on investments	(1,057)	(3,407)	(254,414)
Net increase (decrease) in net assets resulting from operations	$ (749)	$(3,017)	$(194,518)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
(3)	See Note 12 in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED May 31, 2022
($ reported in thousands)
	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Investment Income
Dividends	$ 2	$ 1	$ 2
Dividends from affiliates	—	—	850
Interest	5,437	6,806	169
Foreign taxes withheld	—	(72)	— (1)
Total investment income	5,439	6,735	1,021
Expenses
Investment advisory fees	515	861	172
Distribution and service fees, Class A	— (1)	—	— (1)
Administration and accounting fees	81	104	30
Transfer agent fees and expenses	25	23	19
Custodian fees	17	122	33
Printing fees and expenses	7	7	8
Professional fees	91	91	53
Interest expense and/or commitment fees	16	17	—
Registration fees	23	25	18
Trustees’ fees and expenses	31	38	9
Miscellaneous expenses	16	22	14
Total expenses	822	1,310	356
Less net expenses reimbursed and/or waived by investment adviser(2)	(136)	(147)	(280)
Net expenses	686	1,163	76
Net investment income (loss)	4,753	5,572	945
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(585)	(1,362)	(379)
Investments in affiliates	—	—	(70)
Foreign currency transactions	—	(4,735)	(92)
Foreign capital gains tax	—	(9)	—
Forward foreign currency exchange contracts	—	(820)	(46)
Futures	—	—	921
Swaps	—	—	64
Net change in unrealized appreciation (depreciation) on:
Investments	(10,600)	(16,888)	(676)
Investments in affiliates	—	—	(2,923)
Foreign currency transactions	—	3	— (1)
Forward foreign currency exchange contracts	—	(367)	29
Futures	—	—	13
Swaps	—	—	57
Net realized and unrealized gain (loss) on investments	(11,185)	(24,178)	(3,102)
Net increase (decrease) in net assets resulting from operations	$ (6,432)	$(18,606)	$(2,157)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Stone Harbor Emerging Markets Corporate Debt Fund		Stone Harbor Emerging Markets Debt Allocation Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 308	$ 302	$ 390	$ 598
Net realized gain (loss)	(135)	(21)	(269)	1,423
Net change in unrealized appreciation (depreciation)	(922)	765	(3,138)	1,724
Increase (decrease) in net assets resulting from operations	(749)	1,046	(3,017)	3,745
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A*	(1)	—	—	—
Class I	(317)	(315)	(433)	(883)
Total dividends and distributions to shareholders	(318)	(315)	(433)	(883)
Change in Net Assets from Capital Transactions (See Note 6):
Class A*	100	—	100	—
Class I	1,331	297	(7,209)	(15,322)
Increase (decrease) in net assets from capital transactions	1,431	297	(7,109)	(15,322)
Net increase (decrease) in net assets	364	1,028	(10,559)	(12,460)
Net Assets
Beginning of period	6,694	5,666	18,807	31,267
End of Period	$ 7,058	$ 6,694	$ 8,248	$ 18,807

*	Inception date April 11, 2022.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 59,896	$ 64,606	$ 4,753	$ 3,759
Net realized gain (loss)	(78,244)	20,013	(585)	1,809
Net change in unrealized appreciation (depreciation)	(176,170)	79,898	(10,600)	3,441
Increase (decrease) in net assets resulting from operations	(194,518)	164,517	(6,432)	9,009
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A*	(1)	—	(1)	—
Class I	(60,380)	(58,454)	(4,960)	(3,705)
Total dividends and distributions to shareholders	(60,381)	(58,454)	(4,961)	(3,705)
Change in Net Assets from Capital Transactions (See Note 6):
Class A*	100	—	100	—
Class I	(410,972)	196,119	15,153	27,167
Increase (decrease) in net assets from capital transactions	(410,872)	196,119	15,253	27,167
Net increase (decrease) in net assets	(665,771)	302,182	3,860	32,471
Net Assets
Beginning of period	1,396,895	1,094,713	97,925	65,454
End of Period	$ 731,124	$ 1,396,895	$ 101,785	$ 97,925

*	Inception date April 11, 2022.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Local Markets Fund		Stone Harbor Strategic Income Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 5,572	$ 8,878	$ 945	$ 1,185
Net realized gain (loss)	(6,926)	(15,940)	398	230
Net change in unrealized appreciation (depreciation)	(17,252)	24,741	(3,500)	1,510
Increase (decrease) in net assets resulting from operations	(18,606)	17,679	(2,157)	2,925
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A*	—	—	(—) (1)	—
Class I	—	—	(800)	(1,276)
Total dividends and distributions to shareholders	—	—	(800)	(1,276)
Change in Net Assets from Capital Transactions (See Note 6):
Class A*	100	—	100	—
Class I	(65,384)	(186,283)	9,914	(721)
Increase (decrease) in net assets from capital transactions	(65,284)	(186,283)	10,014	(721)
Net increase (decrease) in net assets	(83,890)	(168,604)	7,057	928
Net Assets
Beginning of period	160,992	329,596	31,550	30,622
End of Period	$ 77,102	$ 160,992	$ 38,607	$ 31,550

*	Inception date April 11, 2022.
(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Stone Harbor Emerging Markets Corporate Debt Fund
Class A
4/11/22 (6) to 5/31/22	$ 8.16	0.05	(0.22)	(0.17)	(0.10)	(0.10)	(0.27)	$7.89	(2.10) %	$ 97	1.27% (7)	3.15%	4.50%	14% (8)
Class I
6/1/21 to 5/31/22	$ 9.25	0.40	(1.33)	(0.93)	(0.41)	(0.41)	(1.34)	$7.91	(10.40) %	$ 6,961	1.02% (7)	3.21%	4.49%	14%
6/1/20 to 5/31/21	8.17	0.45	1.10	1.55	(0.47)	(0.47)	1.08	9.25	19.25	6,694	1.01 (9)	3.46	4.99	55
6/1/19 to 5/31/20	8.82	0.42	(0.64)	(0.22)	(0.43)	(0.43)	(0.65)	8.17	(2.71)	5,666	1.01 (9)	1.95	4.68	168
6/1/18 to 5/31/19	8.80	0.45	0.03	0.48	(0.46)	(0.46)	0.02	8.82	5.71	13,078	1.01 (9)	2.15	5.21	63
6/1/17 to 5/31/18	9.14	0.44	(0.36)	0.08	(0.42)	(0.42)	(0.34)	8.80	0.80	11,503	1.01 (9)	2.19	4.76	115

Stone Harbor Emerging Markets Debt Allocation Fund
Class A
4/11/22 (6) to 5/31/22	$ 7.76	0.02	(0.27)	(0.25)	—	—	(0.25)	$7.51	(3.22) %	$ 97	0.26%	2.14%	2.12%	12% (8)
Class I
6/1/21 to 5/31/22	$ 9.32	0.21	(1.80)	(1.59)	(0.22)	(0.22)	(1.81)	$7.51	(17.38) %	$ 8,151	— %	1.48%	2.37%	12%
6/1/20 to 5/31/21	8.61	0.20	0.86	1.06	(0.35)	(0.35)	0.71	9.32	12.26	18,807	0.02	1.32	2.13	29
6/1/19 to 5/31/20	8.95	0.27	(0.36)	(0.09)	(0.25)	(0.25)	(0.34)	8.61	(1.21)	31,267	0.03	1.22	2.98	21
6/1/18 to 5/31/19	9.25	0.33	(0.33)	—	(0.30)	(0.30)	(0.30)	8.95	0.20	28,213	0.05	1.21	3.70	38
6/1/17 to 5/31/18	9.55	0.31	(0.28)	0.03	(0.33)	(0.33)	(0.30)	9.25	0.21	28,159	0.05	1.19	3.21	33

Stone Harbor Emerging Markets Debt Fund
Class A
4/11/22 (6) to 5/31/22	$ 8.06	0.06	(0.38)	(0.32)	(0.11)	(0.11)	(0.43)	$7.63	(3.93) %	$ 95	1.02% (9)	1.10%	6.09%	104% (8)
Class I
6/1/21 to 5/31/22	$ 9.82	0.46	(2.18)	(1.72)	(0.47)	(0.47)	(2.19)	$7.63	(18.08) %	$ 731,029	0.74% (9)	0.75%	4.96%	104%
6/1/20 to 5/31/21	8.92	0.51	0.85	1.36	(0.46)	(0.46)	0.90	9.82	15.31	1,396,895	0.73 (9)	0.73	5.18	106
6/1/19 to 5/31/20	9.73	0.47	(0.74)	(0.27)	(0.54)	(0.54)	(0.81)	8.92	(3.02)	1,094,713	0.72 (9)	0.72	4.89	118
6/1/18 to 5/31/19	9.99	0.56	(0.21)	0.35	(0.61)	(0.61)	(0.26)	9.73	3.82	1,212,774	0.71 (9)	0.71	5.81	104
6/1/17 to 5/31/18	10.60	0.58	(0.56)	0.02	(0.63)	(0.63)	(0.61)	9.99	0.08	1,207,251	0.71 (9)	0.71	5.53	108

Stone Harbor High Yield Bond Fund
Class A
4/11/22 (6) to 5/31/22	$ 7.48	0.04	(0.15)	(0.11)	(0.09)	(0.09)	(0.20)	$7.28	(1.38) %	$ 97	0.92% (9)	1.12%	4.12%	55% (8)
Class I
6/1/21 to 5/31/22	$ 8.14	0.37	(0.85)	(0.48)	(0.38)	(0.38)	(0.86)	$7.28	(6.11) %	$ 101,688	0.67% (9)	0.80%	4.61%	55%
6/1/20 to 5/31/21	7.53	0.38	0.60	0.98	(0.37)	(0.37)	0.61	8.14	13.19	97,925	0.66 (9)	0.88	4.76	94
6/1/19 to 5/31/20	7.88	0.42	(0.34)	0.08	(0.43)	(0.43)	(0.35)	7.53	0.96	65,454	0.66 (9)	0.88	5.36	57
6/1/18 to 5/31/19	7.91	0.43	(0.02)	0.41	(0.44)	(0.44)	(0.03)	7.88	5.36	88,562	0.66 (9)	0.84	5.51	54
6/1/17 to 5/31/18	8.31	0.43	(0.36)	0.07	(0.47)	(0.47)	(0.40)	7.91	0.87	103,035	0.66 (9)	0.77	5.25	58
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Stone Harbor Local Markets Fund
Class A
4/11/22 (6) to 5/31/22	$ 7.71	0.05	(0.25)	(0.20)	—	—	(0.20)	$7.51	(2.59) %	$ 97	1.27% (7)	1.53%	5.24%	67% (8)
Class I
6/1/21 to 5/31/22	$ 9.03	0.41	(1.93)	(1.52)	—	—	(1.52)	$7.51	(16.83) %	$ 77,005	1.01% (9)	1.14%	4.87%	67%
6/1/20 to 5/31/21	8.34	0.40	0.29	0.69	—	—	0.69	9.03	8.27	160,992	1.01 (9)	1.04	4.60	95
6/1/19 to 5/31/20	8.30	0.47	(0.42)	0.05	(0.01)	(0.01)	0.04	8.34	0.59	329,596	0.96 (9)	0.96	5.53	103
6/1/18 to 5/31/19	8.64	0.51	(0.74)	(0.23)	(0.11)	(0.11)	(0.34)	8.30	(2.60)	719,558	0.90 (9)	0.90	6.28	101
6/1/17 to 5/31/18	8.76	0.56	(0.59)	(0.03)	(0.09)	(0.09)	(0.12)	8.64	(0.33)	1,048,339	0.90 (9)	0.90	6.13	119

Stone Harbor Strategic Income Fund
Class A
4/11/22 (6) to 5/31/22	$ 8.89	0.06	(0.24)	(0.18)	(0.03)	(0.03)	(0.21)	$8.68	(1.98) %	$ 98	0.51%	1.35%	5.04%	120% (8)
Class I
6/1/21 to 5/31/22	$ 9.64	0.28	(0.99)	(0.71)	(0.24)	(0.24)	(0.95)	$8.69	(7.49) %	$ 38,509	0.24%	1.13%	3.01%	120%
6/1/20 to 5/31/21	9.13	0.37	0.54	0.91	(0.40)	(0.40)	0.51	9.64	10.05	31,550	0.07	1.13	3.84	13
6/1/19 to 5/31/20	9.58	0.38	(0.54)	(0.16)	(0.29)	(0.29)	(0.45)	9.13	(1.75)	30,622	0.08	1.12	3.99	7
6/1/18 to 5/31/19	9.64	0.37	(0.04)	0.33	(0.39)	(0.39)	(0.06)	9.58	3.58	32,489	0.06	1.09	3.94	8
6/1/17 to 5/31/18	9.90	0.40	(0.34)	0.06	(0.32)	(0.32)	(0.26)	9.64	0.60	33,451	0.07	1.01	4.03	29

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Inception date.
(7)	Includes borrowing costs of 0.02% to average net assets.
(8)	Portfolio turnover is representative of the Fund for the entire period.
(9)	Includes borrowing costs of 0.01% to average net assets.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 2022
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 26 funds of the Trust are offered for sale, of which 6 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
Before each Fund identified below commenced operations, on April 8, 2022, all of the property, assets and liabilities of the corresponding fund identified as its respective predecessor fund, each of which was formerly a series of Stone Harbor Investment Funds, a Massachusetts business trust (each, a “Predecessor Fund”), were transferred to each respective Fund shown below in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “Stone Harbor Reorganization”) among the Trust, on behalf of the Funds, Stone Harbor Investment Funds, on behalf of the Predecessor Funds, Stone Harbor Investment Partners, LLC and Virtus Alternative Investment Advisers, Inc.. As a result of each Stone Harbor Reorganization, each Fund assumed the performance and accounting history of its corresponding Predecessor Fund. Prior to the Stone Harbor Reorganizations, the Funds did not have any assets or liabilities. Financial information for each Fund included for the dates prior to the Stone Harbor Reorganizations is that of such Fund’s Predecessor Fund.
Predecessor Fund	Fund
Stone Harbor Emerging Markets Corporate Debt Fund	Virtus Stone Harbor Emerging Markets Corporate Debt Fund
Stone Harbor Emerging Markets Debt Fund	Virtus Stone Harbor Emerging Markets Debt Fund
Stone Harbor Emerging Markets Debt Allocation Fund	Virtus Stone Harbor Emerging Markets Debt Allocation Fund
Stone Harbor High Yield Bond Fund	Virtus Stone Harbor High Yield Bond Fund
Stone Harbor Local Markets Fund	Virtus Stone Harbor Local Markets Fund
Stone Harbor Strategic Income Fund	Virtus Stone Harbor Strategic Income Fund
All of the Funds offer Class A shares and Class I shares.
Shareholders of Institutional Class shares of the Predecessor Funds received Class I shares of the Funds in the Stone Harbor Reorganizations.
Class A shares of the Funds are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. No front-end sales load is applied to purchases of $1,000,000 or more. The CDSC begins on the last day of the month preceding the month in which the purchase was made. Class I shares are sold without a front-end sales charge or CDSC.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Starting April 8, 2022, concurrent with the change in adviser to Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”) (as detailed in Note 4A), the Funds adopted valuation policies and procedures used by the other Virtus-sponsored registered funds.
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.
H.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	Inflation-Indexed Bonds
Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
J.	Mortgage-Related and Other Asset-Backed Securities
Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
K.	U.S. Government Agencies or Government-Sponsored Enterprises
Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
L.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
M.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
N.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
O.	Credit Linked Notes
The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
 Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the period ended May 31, 2022, the Stone Harbor Strategic Income Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for forward foreign currency contracts”.
During the period ended May 31, 2022, the Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk).
Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
C.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps”.

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the period ended May 31, 2022, the Stone Harbor Emerging Markets Debt Fund and Stone Harbor Strategic Income Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at May 31, 2022:

Statement Line Description	Primary Risk			Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Fund
Asset Derivatives
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	$ 6	$ 114
Total		$ 6	$ 114
Liability Derivatives
Swaps at value	Credit contracts	$—	$(6,739)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(2)	(345)
Total		$ (2)	$(7,084)

Statement Line Description	Primary Risk			Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Asset Derivatives
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	$ 273	$ 21
Variation margin receivable on futures contracts(1)	Interest rate contracts	—	84
Variation margin receivable on swap contracts(1)	Credit contracts	—	24
Total		$ 273	$129
Liability Derivatives
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	$(289)	$ (1)
Total		$(289)	$ (1)

(1) The variation margin shown in the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The fair values reported in the Schedules of Investments represent the cumulative unrealized gain (loss) from the date the contract was opened until May 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year at May 31, 2022:
Statement Line Description	Primary Risk			Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Fund
Net Realized Gain (Loss) From
Swaps	Credit contracts	$ —	$ (681)
Forward foreign currency exchange contracts	Foreign currency contracts	(6)	5,950
Total		$ (6)	$5,269
Net Change in Unrealized Appreciation/Depreciation on
Swaps	Credit contracts	$ —	$ 976
Forward foreign currency exchange contracts	Foreign currency contracts	(7)	1,052
Total		$ (7)	$2,028

Statement Line Description	Primary Risk			Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Net Realized Gain (Loss) From
Swaps	Credit contracts	$ —	$ 64
Forward foreign currency exchange contracts	Foreign currency contracts	(820)	(46)
Futures	Interest rate contracts	—	921
Total		$ (820)	$ 939
Net Change in Unrealized Appreciation/Depreciation on
Swaps	Credit contracts	$ —	$ 57
Forward foreign currency exchange contracts	Foreign currency contracts	(367)	29
Futures	Interest rate contracts	—	13
Total		$ (367)	$ 99
The quarterly average values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the year ended May 31, 2022.
	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor Emerging Markets Debt Fund	Stone Harbor Local Markets Fund	Stone Harbor Strategic Income Fund
Futures Contracts - Long Positions(1)	$ —	$ —	$ —	$ 267
Futures Contracts - Short Positions(1)	—	—	—	12,035
Forward Foreign Currency Exchange Purchase Contracts(2)	373	10,905	21,233	1,479
Forward Foreign Currency Exchange Sale Contracts(2)	161	67,605	13,524	459
Credit Default Swap Contracts - Buy Protection(2)	—	—	—	5,725
Credit Default Swap Contracts - Sell Protection(2)	—	8,240	—	1,500
(1) Average unrealized for the period.
(2) Average notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of May 31, 2022:

At May 31, 2022, the Funds’ derivative assets and liabilities (by type) are as follows:
	Stone Harbor Emerging Markets Debt Allocation Fund		Stone Harbor Emerging Markets Debt Fund
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$ 6	$ 2	$114	$345
OTC swaps	—	—	144	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 6	$ 2	$258	$345
Derivatives not subject to a MNA or similar agreement	—	—	—	—
Total assets and liabilities subject to a MNA	$ 6	$ 2	$258	$345

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
At May 31, 2022, the Funds’ derivative assets and liabilities (by type) are as follows:
	Stone Harbor Local Markets Fund		Stone Harbor Strategic Income Fund
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ —	$ —	$ 84	$—
Forward foreign currency exchange contracts	273	289	21	1
Centrally cleared swaps	—	—	24	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$273	$289	$ 129	$ 1
Derivatives not subject to a MNA or similar agreement	—	—	(108)	—
Total assets and liabilities subject to a MNA	$273	$289	$ 21	$ 1

Stone Harbor Emerging Markets Debt Allocation Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank	$1	$—	$—	$—	$1
JP Morgan Chase Bank N.A.	5	—	—	—	5
Total	$6	$—	$—	$—	$6

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(1)
Citibank	$— [1]	$—	$—	$—	$— [1]
JPMorgan Chase Bank N.A.	2	—	—	—	2
Total	$ 2	$—	$—	$—	$ 2

Stone Harbor Emerging Markets Debt Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(1)	Net Amount of Derivative Assets
Barclays Bank	$144	$ —	$—	$—	$144
J.P. Morgan Chase & Co.	114	(114)	—	—	—
Total	$258	$(114)	$—	$—	$144

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities
J.P. Morgan Chase & Co.	$345	$(114)	$—	$(231)	$—
Total	$345	$(114)	$—	$(231)	$—

Stone Harbor Local Markets Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(1)	Net Amount of Derivative Assets
Citibank	$ 24	$ (24)	$—	$—	$ —
Goldman Sachs & Co.	38	(38)	—	—	—
Hong Kong & Shanghai Bank	138	—	—	—	138
JPMorgan Chase Bank N.A.	73	(73)	—	—	—
Total	$273	$(135)	$—	$—	$138

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Citibank	$ 52	$ (24)	$—	$ —	$28
Goldman Sachs & Co.	101	(38)	—	(63)	—
Hong Kong & Shanghai Bank	—	—	—	—	—
JPMorgan Chase Bank N.A.	136	(73)	—	—	63
Total	$289	$(135)	$—	$(63)	$91

Stone Harbor Strategic Income Fund
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank	$ 3	$—	$—	$—	$ 3
Goldman Sachs	5	—	—	—	5
JPMorgan Chase Bank N.A.	13	—	—	—	13
Total	$21	$—	$—	$—	$21

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(1)
JPMorgan Chase Bank N.A.	$1	$—	$—	$—	$1
Total	$1	$—	$—	$—	$1
(1)These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Effective April 8, 2022, the Adviser, an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser. Prior to April 8, 2022, Stone Harbor Investment Partners LLC served as the investment adviser to the Funds.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
Stone Harbor Emerging Markets Corporate Debt Fund	0.85%
Stone Harbor Emerging Markets Debt Allocation Fund	0.70
Stone Harbor Emerging Markets Debt Fund	0.60
Stone Harbor High Yield Bond Fund	0.50
Stone Harbor Local Markets Fund	0.75
Stone Harbor Strategic Income Fund	0.55
Prior to April 8, 2022, the Funds paid monthly advisory fees to Stone Harbor Investment Partners LLC, in its former capacity as investment adviser to the Funds, at the same annual rates.
During the year ended May 31, 2022, the Stone Harbor Emerging Markets Debt Fund invested a portion of its assets in Stone Harbor Emerging Markets Corporate Debt Fund; Stone Harbor Strategic Income Fund invested a portion of its assets in Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund; and Stone Harbor Emerging Markets Debt Allocation Fund invested a portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund, each an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by each Fund on the assets invested in the Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund. For the period ended May 31, 2022, the waiver amounted to $4, $22 and $12 for Stone Harbor Emerging Markets Debt Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund, respectively. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser and/or distributor.”
B.	Subadviser
Stone Harbor Investment Partners (the “Subadviser”) is the subadviser to the Funds, effective April 8, 2022. The Subadviser manages the investments of the Funds, for which it is paid a fee by the Adviser.
C.	Expense Limitations
Effective April 8, 2022, the Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 7, 2024. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Fund	Class A	Class I
Stone Harbor Emerging Markets Corporate Debt Fund	1.25%	1.00%
Stone Harbor Emerging Markets Debt Allocation Fund	1.10	0.85
Stone Harbor Emerging Markets Debt Fund	1.00	0.72
Stone Harbor High Yield Bond Fund	0.90	0.65
Stone Harbor Local Markets Fund	1.25	1.00
Stone Harbor Strategic Income Fund	0.95	0.70
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses other than those of funds managed by the Funds’ subadviser, and dividend expenses, if any.
Prior to April 8, 2022, Stone Harbor Investment Partners LLC had contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class would not exceed 0.75%, 0.65%, 1.00%, and 1.00%, respectively. Stone Harbor Investment Partners LLC also had contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses of Stone Harbor-advised funds but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) would not exceed 0.70% and 0.85%, respectively.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending May 31:

	Expiration
Fund	2023	2024	2025	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Class A	$ —	$ —	$ — (1)	$ — (1)
Class I	159	148	150	457
Stone Harbor Emerging Markets Debt Allocation Fund
Class A	—	—	— (1)	— (1)
Class I	348	352	239	939
Stone Harbor Emerging Markets Debt Fund
Class A	—	—	— (1)	— (1)
Class I	—	—	121	121
Stone Harbor High Yield Bond Fund
Class A	—	—	— (1)	— (1)
Class I	173	175	136	484
Stone Harbor Local Markets Fund
Class A	—	—	— (1)	— (1)
Class I	—	70	147	217
Stone Harbor Strategic Income Fund
Class A	—	—	— (1)	— (1)
Class I	337	325	258	920
(1)	Amount is less than $500.
During the period ended May 31, 2022, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class I	Total
Stone Harbor Emerging Markets Debt Allocation Fund	$6	$ 6

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
E.	Distributor
Effective April 8, 2022, VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for April 8, 2022 through May 31, 2022, it did not retain any net commissions for Class A shares. Prior to April 8, 2022, ALPS Distributors, Inc., the former Distributor, served as the principal underwriter of Class A shares.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan, at the annual rate of 0.25% of the average daily net assets of such Fund’s Class A shares. Class I shares are not subject to a Rule 12b-1 plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Effective April 8, 2022, Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds. Prior to April 8, 2022, in its capacity as investment adviser to the Funds during the period, in addition to its investment advisory services, Stone Harbor Investment Partners LLC provided administrative services to the Funds. Prior to April 8, 2022, ALPS Fund Services, Inc. served as transfer agent to the Funds.
From April 8, 2022 to May 31, 2022, the Funds incurred administration fees totaling $135 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
From April 8, 2022 to May 31, 2022, the Funds incurred transfer agent fees totaling $60 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Affiliated Shareholders
At May 31, 2022, Virtus and its affiliates held shares of the following Fund, which may be redeemed at any time, that aggregated to the following:

	Shares	Aggregate Net Asset Value
Stone Harbor Emerging Markets Corporate Debt Fund
Class A	12,255	$ 97
Class I	801,358	6,339
H.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended May 31, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this Note. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Funds’ total long-term and short-term purchases and sales of the respective shares of the affiliated investments during the period ended May 31, 2022, is as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Emerging Markets Debt Allocation Fund
Affiliated Mutual Funds—96.5%
Virtus Stone Harbor Emerging Markets Debt Fund, Class I	$ 8,872	$1,341	$4,361	$(537)	$(1,339)	$3,976	521,085	$389	$—
Virtus Stone Harbor Local Markets Fund, Class I	9,794	559	4,857	276	(1,792)	3,980	529,950	—	—

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NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Emerging Markets Debt Allocation Fund
Total	$18,666	$1,900	$9,218	$(261)	$(3,131)	$7,956		$389	$—

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Emerging Markets Debt Fund
Affiliated Mutual Fund—0.6%
Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Class I	$—	$5,154	$—	$—	$(717)	$4,437	560,936	$154	$—
Total	$—	$5,154	$—	$—	$(717)	$4,437		$154	$—

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Stone Harbor Strategic Income Fund
Affiliated Mutual Funds—62.3%(1)
Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Class I	$ 1,600	$ 539	$ 5	$ (1)	$ (231)	$ 1,902	240,422	$ 72	$—
Virtus Stone Harbor Emerging Markets Debt Fund, Class I	7,041	3,170	23	(6)	(1,576)	8,606	1,127,942	357	—
Virtus Stone Harbor High Yield Bond Fund, Class I	8,695	3,877	30	(6)	(870)	11,666	1,602,485	421	—
Virtus Stone Harbor Local Markets Fund, Class I	2,311	535	667	(57)	(246)	1,876	249,769	—	—
Total	$19,647	$8,121	$725	$(70)	$(2,923)	$24,050		$850	$—
(1)	The Stone Harbor Strategic Income Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At May 31, 2022, the Fund was the owner of record of 11% of the Virtus Stone Harbor High Yield Bond Fund Class I and the owner of record of less than 10% of all other affiliated underlying funds.
I.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at May 31, 2022.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, and short-term securities) during the period ended May 31, 2022, were as follows:
	Purchases	Sales
Stone Harbor Emerging Markets Corporate Debt Fund	$ 2,364	$ 940
Stone Harbor Emerging Markets Debt Allocation Fund	1,900	9,218
Stone Harbor Emerging Markets Debt Fund	1,208,177	1,588,637
Stone Harbor High Yield Bond Fund	68,573	55,116
Stone Harbor Local Markets Fund	71,793	124,374
Stone Harbor Strategic Income Fund	39,780	30,367
The following were purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2022.
	Purchases	Sales
Stone Harbor Strategic Income Fund	$6,747	$5,223
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Stone Harbor Emerging Markets Corporate Debt Fund				Stone Harbor Emerging Markets Debt Allocation Fund
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A*
Shares sold	12	$ 100	—	$ —	13	$ 100	—	$ —
Net Increase / (Decrease)	12	$ 100	—	$ —	13	$ 100	—	$ —
Class I
Shares sold	614	$ 5,564	61	$ 563	108	$ 922	211	$ 1,939
Reinvestment of distributions	36	317	35	315	50	433	94	884
Shares repurchased	(494)	(4,550)	(66)	(581)	(1,090)	(8,564)	(1,918)	(18,145)
Net Increase / (Decrease)	156	$ 1,331	30	$ 297	(932)	$ (7,209)	(1,613)	$ (15,322)

	Stone Harbor Emerging Markets Debt Fund				Stone Harbor High Yield Bond Fund
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A*
Shares sold	12	$ 100	—	$ —	13	$ 100	—	$ —
Net Increase / (Decrease)	12	$ 100	—	$ —	13	$ 100	—	$ —
Class I
Shares sold	34,545	$ 322,559	33,163	$ 326,286	1,568	$ 12,265	5,943	$ 47,513
Reinvestment of distributions	6,078	55,072	5,646	55,791	638	4,960	462	3,705
Shares repurchased	(87,070)	(788,603)	(19,339)	(185,958)	(264)	(2,072)	(3,076)	(24,051)
Net Increase / (Decrease)	(46,447)	$ (410,972)	19,470	$ 196,119	1,942	$ 15,153	3,329	$ 27,167

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
	Stone Harbor Local Markets Fund				Stone Harbor Strategic Income Fund
	Year Ended May 31, 2022		Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A*
Shares sold	13	$ 100	—	$ —	11	$ 100	—	$ —
Net Increase / (Decrease)	13	$ 100	—	$ —	11	$ 100	—	$ —
Class I
Shares sold	220	$ 1,778	4,580	$ 39,872	1,075	$ 9,115	—	$ 3
Reinvestment of distributions	—	—	—	—	86	799	133	1,276
Shares repurchased	(7,801)	(67,162)	(26,277)	(226,155)	—	—	(214)	(2,000)
Net Increase / (Decrease)	(7,581)	$ (65,384)	(21,697)	$ (186,283)	1,161	$ 9,914	(81)	$ (721)
*	Inception date April 11, 2022.
Note 7. 10% Shareholders
As of May 31, 2022, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Stone Harbor Emerging Markets Corporate Debt Fund	90%	2 *
Stone Harbor Emerging Markets Debt Allocation Fund	78	5
Stone Harbor Emerging Markets Debt Fund	25	1
Stone Harbor High Yield Bond Fund	88	3 *
Stone Harbor Local Markets Fund	79	2
Stone Harbor Strategic Income Fund	80	1
*	Includes affiliated shareholder account(s).
Note 8. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At May 31, 2022, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
On May 5, 2017, Stone Harbor Investment Funds, the former Trust, entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended May 31, 2022, the Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Markets Debt Allocation Fund and the Stone Harbor Strategic Income Fund. The Credit Agreement expired on April 8, 2022.
On April 11, 2022, the Funds and certain other affiliated funds entered into an $250,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended May 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Fund had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Stone Harbor Emerging Markets Debt Fund	$3	$42,000	1.36%	2
Note 12. In-Kind Transactions
For the period ended May 31, 2022, the Stone Harbor Emerging Markets Debt Fund incurred net realized losses of $1,335 from redemptions in kind. A redemption in kind occurs when a Fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.
Note 13. Federal Income Tax Information
($ reported in thousands)
At May 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stone Harbor Emerging Markets Corporate Debt Fund	$ 7,517	$ 46	$ (703)	$ (657)
Stone Harbor Emerging Markets Debt Allocation Fund	8,455	203	(532)	(329)
Stone Harbor Emerging Markets Debt Fund	920,726	5,123	(207,321)	(202,198)
Stone Harbor High Yield Bond Fund	109,447	652	(9,616)	(8,964)
Stone Harbor Local Markets Fund	94,347	3,366	(25,261)	(21,895)
Stone Harbor Strategic Income Fund	43,948	56	(4,141)	(4,085)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Corporate Debt Fund	$ 1,693	$ 2,678
Stone Harbor Emerging Markets Debt Allocation Fund	585	6,651
Stone Harbor Emerging Markets Debt Fund	75,964	114,623

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Fund	Short-Term	Long-Term
Stone Harbor High Yield Bond Fund	$ 9	$ 23,780
Stone Harbor Local Markets Fund	110,829	71,578
Stone Harbor Strategic Income Fund	356	1,039
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Stone Harbor Emerging Markets Corporate Debt Fund	$ 20	$ —	$ 156	$ 4,371
Stone Harbor Emerging Markets Debt Allocation Fund	102	—	293	7,236
Stone Harbor Emerging Markets Debt Fund	8,880	—	78,706	190,587
Stone Harbor High Yield Bond Fund	121	—	1,157	23,789
Stone Harbor Local Markets Fund	—	2,800	649	182,407
Stone Harbor Strategic Income Fund	675	—	65	1,395
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
The tax character of dividends and distributions paid during the fiscal periods ended May 31, 2022 and 2021 was as follows:
	Ordinary Income	Total
Stone Harbor Emerging Markets Corporate Debt Fund
5/31/22	$ 318	$ 318
5/31/21	314	314
Stone Harbor Emerging Markets Debt Allocation Fund
5/31/22	433	433
5/31/21	884	884
Stone Harbor Emerging Markets Debt Fund
5/31/22	60,381	60,381
5/31/21	58,454	58,454
Stone Harbor High Yield Bond Fund
5/31/22	4,961	4,961
5/31/21	3,705	3,705
Stone Harbor Strategic Income Fund
5/31/22	800	800
5/31/21	1,276	1,276
Note 14. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 15. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2022
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in these financial statements:
Effective July 1, 2022, Stone Harbor Investment Partners LLC merged with and into Virtus Fixed Income Advisers, LLC (“VFIA”), a wholly-owned subsidiary of Virtus. The investment professionals previously with Stone Harbor Investment Partners LLC, now operate in the Stone Harbor Investment Partners division of VFIA. The subadvisory agreement for the Funds was transferred to, and assumed by, VFIA with no other changes.

Report of Independent Registered Public Accounting Firm
To the shareholders and the Board of Trustees of Virtus Opportunities Trust
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Virtus Stone Harbor Emerging Markets Debt Fund, Virtus Stone Harbor High Yield Bond Fund, Virtus Stone Harbor Local Markets Fund, and Virtus Stone Harbor Strategic Income Fund, six of the funds constituting Virtus Opportunities Trust, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Denver, Colorado
July 26, 2022
We have served as the auditor of one or more Virtus investment companies since 2022.

VIRTUS OPPORTUNITIES TRUST
TAX INFORMATION NOTICE (Unaudited)
May 31, 2022
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended May 31, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Stone Harbor Emerging Markets Corporate Debt Fund	0.00%	0.00%	$ 0
Stone Harbor Emerging Markets Debt Allocation Fund	0.00	0.00	0
Stone Harbor Emerging Markets Debt Fund	0.00	0.00	0
Stone Harbor High Yield Bond Fund	0.00	0.00	0
Stone Harbor Local Markets Fund	0.00	0.00	0
Stone Harbor Strategic Income Fund	0.00	0.00	0

RESULT OF SHAREHOLDER MEETING
STONE HARBOR INVESTMENT FUNDS
February 24, 2022 (Unaudited)
At a special meeting of shareholders of the following series of Stone Harbor Investment Funds (each, an “Acquired Fund”) held on February 24, 2022, shareholders voted on the respective proposal shown below:  Stone Harbor Emerging Markets Corporate Debt Fund (which has since merged with and into Virtus Stone Harbor Emerging Markets Corporate Debt Fund, a series of Virtus Opportunities Trust (“VOT”)), Stone Harbor Emerging Markets Debt Fund (which has since merged with and into Virtus Stone Harbor Emerging Markets Debt Fund, a series of VOT), Stone Harbor High Yield Bond Fund (which has since merged with and into Stone Harbor High Yield Bond Fund, a series of VOT), Stone Harbor Local Markets Fund (which has since merged with and into Virtus Stone Harbor Local Markets Fund, a series of VOT) and Stone Harbor Strategic Income Fund (which has since merged with and into Virtus Stone Harbor Strategic Income Fund, a series of VOT).
 Stone Harbor Emerging Markets Corporate Debt Fund
	Votes For	Votes Against	Abstain
Proposal 1: To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of the Acquired Fund, Virtus Opportunities Trust, on behalf of the corresponding Acquiring Fund, Stone Harbor Investment Partners LLC, and Virtus Alternative Investment Advisers, Inc., an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc.	790,357.457 100.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted
Stone Harbor Emerging Markets Debt Fund
	Votes For	Votes Against	Abstain
Proposal 1: To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Debt Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Debt Fund, Stone Harbor Investment Partners LLC, and Virtus Alternative Investment Advisers, Inc.	92,183,970.831 100.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted
Stone Harbor High Yield Bond Fund
	Votes For	Votes Against	Abstain
Proposal 1: To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor High Yield Bond Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor High Yield Bond Fund, Stone Harbor Investment Partners LLC, and Virtus Alternative Investment Advisers, Inc.	12,424,560.801 100.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted

Stone Harbor Local Markets Fund
	Votes For	Votes Against	Abstain
Proposal 1: To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Local Markets Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Local Markets Fund, Stone Harbor Investment Partners LLC, and Virtus Alternative Investment Advisers, Inc.	9,825,062.364 99.822% of Total Shares Voted	0.000 0.000% of Total Shares Voted	17,598.279 0.178% of Total Shares Voted
Stone Harbor Strategic Income Fund
	Votes For	Votes Against	Abstain
Proposal 1: To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of the Acquired Fund, Virtus Opportunities Trust, on behalf of the corresponding Acquiring Fund, Stone Harbor Investment Partners LLC, and Virtus Alternative Investment Advisers, Inc., an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc.	3,319,652.440 100.000% of Total Shares	0.000 0.000% of Total Shares Voted	0.000 0.000% of Total Shares Voted
Shareholders of each Fund listed above voted to approve its respective proposal.
RESULT OF SHAREHOLDER MEETING
STONE HARBOR INVESTMENT FUNDS
March 17, 2022 (Unaudited)
At a special meeting of shareholders of Stone Harbor Emerging Markets Debt Allocation Fund (which has since merged with and into Virtus Stone Harbor Emerging Markets Debt Allocation Fund, a series of Virtus Opportunities Trust), a series of Stone Harbor Investment Funds, held on March 17, 2022, shareholders voted on the following proposal:
Stone Harbor Emerging Markets Debt Allocation Fund
	Votes For	Votes Against	Abstain
Proposal 1: To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of the Acquired Fund, Virtus Opportunities Trust, on behalf of the corresponding Acquiring Fund, Stone Harbor Investment Partners LLC, and Virtus Alternative Investment Advisers, Inc., an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc.	713,448.392 70.680% of Total Shares Voted	11,454.513 1.135% of Total Shares Voted	284,513.489 28.185% of Total Shares Voted
Shareholders of the Fund listed above voted to approve its respective proposal.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND, VIRTUS STONE HARBOR HIGH YIELD BOND FUND, VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND, VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND, VIRTUS STONE HARBOR LOCAL MARKETS FUND AND VIRTUS STONE HARBOR STRATEGIC INCOME FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VAIA and Stone Harbor Investment Partners, LLC (formerly Stone Harbor Investment Partners LP) (the “Subadviser” or “Stone Harbor”) with respect to the Funds.  At a meeting held on September 27, 2021, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), authorized the appointment of VAIA as adviser to the Funds and Stone Harbor as subadviser to the Funds, and considered and approved the establishment of the Agreements, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of the Funds and their shareholders.  The Board noted the anticipated affiliation of the Subadviser with VAIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process.  For each Agreement, the Board considered all the criteria separately with respect to the Funds and their shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors.  The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services to be provided to the Funds by VAIA and the Subadviser; (b) information regarding performance of a composite of accounts managed in a similar manner as each Fund was expected to be managed, including performance of the fund that was expected to merge with and into the Fund (each, a “Merging Fund”); (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of each Fund’s proposed advisory fee rate with that of the respective Merging Fund; (d) estimated profitability of VAIA and its affiliates under the proposed Agreements and historical profitability of the Subadviser and its affiliates under similar agreements; (e) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Funds); (f) possible conflicts of interest; and (g) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the meeting information provided by VAIA and the Subadviser concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also noted that they had received prior presentations by VAIA’s senior management personnel, during which among other items, VAIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds would be managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VAIA is responsible for the oversight of a Fund’s investment program and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement, the Board considered VAIA’s process for supervising and managing the Funds’ subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Funds’ respective investment objective, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services expected to be provided by VAIA and its affiliates to the Funds; (e) VAIA’s expected supervision of the Funds’ other service providers; and (f) VAIA’s risk management processes. It was noted that affiliates of VAIA were expected to serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of its duties with respect to other Virtus Funds through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the 1940 Act.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND, VIRTUS STONE HARBOR HIGH YIELD BOND FUND, VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND, VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND, VIRTUS STONE HARBOR LOCAL MARKETS FUND AND VIRTUS STONE HARBOR STRATEGIC INCOME FUND (each a “FUND” and collectively, the “FUNDS”) THE BOARD OF TRUSTEES (Unaudited) (Continued)
With respect to the services to be provided by the Subadviser, the Trustees received in advance of the Meeting information provided by the Subadviser. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with each respective Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Funds.
Investment Performance
Because the Funds had not commenced operations, the Board could not evaluate prior investment performance for the Funds. Investment performance was therefore not a material factor in the Board’s approval of the Agreements. However, the Board reviewed and was satisfied with the comparative performance of representative accounts managed by the Subadviser in a manner similar or identical to the Fund’s proposed investment strategies, including the Merging Funds.
Management Fees and Total Expenses
The Board considered the fees proposed to be charged to the Funds for advisory services as well as the expected total expense levels of each Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for each Fund were identical to the management fee and total expenses for the respective Merging Fund. The Board noted that each Fund was expected to have an expense cap in place to limit the total expenses incurred by each Fund and its shareholders. The Board also noted that the subadvisory fee for each Fund would be paid by VAIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee expected to be retained by VAIA after payment of the subadvisory fee. The Board also took into account the expected size of each of the Funds and the impact on expenses.
The Board concluded that the proposed advisory and subadvisory fees for the Funds were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Projected Profitability
The Board also considered certain information relating to profitability that had been provided by VAIA to evaluate the projected profitability to VAIA and its affiliates for their services to the Funds. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of existing Virtus Funds, as well as its projected profits and those of its affiliates for managing and providing other services to the Funds, such as distribution, transfer agency and administrative services to be provided to the Funds by VAIA affiliates. In addition to the fees to be paid to VAIA and its affiliates, the Board considered any other benefits derived by VAIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to the Funds, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the projected profitability to VAIA and its affiliates from the Funds was reasonable in light of the quality of the services to be rendered to the Funds by VAIA and its affiliates.
In considering the projected profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement would be paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. In considering the reasonableness of the fees payable by VAIA to the Subadviser, the Board noted that, because the Subadviser would be an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA. For each of the above reasons, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreement.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND, VIRTUS STONE HARBOR HIGH YIELD BOND FUND, VIRTUS STONE HARBOR EMERGING MARKETS DEBT FUND, VIRTUS STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND, VIRTUS STONE HARBOR LOCAL MARKETS FUND AND VIRTUS STONE HARBOR STRATEGIC INCOME FUND (each a “FUND” and collectively, the “FUNDS”) THE BOARD OF TRUSTEES (Unaudited) (Continued)
Economies of Scale
The Board received and discussed information concerning whether VAIA should be expected to realize economies of scale as the Funds’ assets grow. The Board took into account management’s discussion of the Funds’ management fee and subadvisory fee structure, and noted that expense caps were expected to be implemented for each Fund. The Board also took into account the expected size of the Funds. The Board noted that VAIA and the Funds may realize certain economies of scale if the assets of the Funds were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
 For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the expected size of the Funds to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
 The Board considered other benefits that may be realized by VAIA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser and anticipated affiliate of the Subadviser, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Funds’ assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of VAIA and anticipated affiliate of the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser was expected to be an affiliate of VAIA, there were no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Funds, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
 Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 23-25, 2022, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2021 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees, Directors and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 103 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2021 107 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022) Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2021), PIMCO Access Fund; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 107 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2021), PIMCO Access Fund; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 107 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2017 100 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 100 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 100 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 110 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 103 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 107 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Virtus Stone Harbor Emerging Markets Income Fund and Trustee (since 2022), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 107 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 115 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2019 to 2022).	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022), The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Mutual Fund Family, Virtus Strategy Trust, Virtus Variable Insurance Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, Virtus Dividend, Interest & Premium Strategy Fund, Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund and Virtus Total Return Fund Inc.; Fund Chief Compliance Officer (since 2022), Deputy Fund Chief Compliance Officer (February 2022 to June 2022), and Assistant Chief Compliance Officer (2020 to 2022), ETFis Series Trust I and Virtus ETF Trust II; Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Assistant Vice President and Assistant Chief Compliance Officer (2020 to 2022), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Assistant Vice President and Assistant Chief Compliance Officer (2019 to 2022), Virtus Mutual Fund Family, Virtus Variable Insurance Trust and Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Assistant Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), ETFis Series Trust I, Virtus ETF Trust II, Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2022), ETFis Series Trust I, Virtus ETF Trust II, Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus Stone Harbor Emerging Markets Corporate Debt Fund,
Virtus Stone Harbor Emerging Markets Debt Fund,
Virtus Stone Harbor Emerging Markets Debt Allocation Fund,
Virtus Stone Harbor High Yield Bond Fund,
Virtus Stone Harbor Local Markets Fund, and
Virtus Stone Harbor Strategic Income Fund (each, a “Fund”)
each a series of Virtus Opportunities Trust
Supplement dated July 1, 2022, to the Summary and Statutory Prospectuses and the Statement of
Additional Information (“SAI”) for the Funds listed above, each dated April 5, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective July 1, 2022, each of Newfleet Asset Management, LLC (“Newfleet”) and Stone Harbor Investment Partners, LLC (“Stone Harbor”) has merged with and into Seix Investment Advisors LLC (“Seix”), and the surviving entity has been renamed Virtus Fixed Income Advisers, LLC (“VFIA”). The portfolio management teams of Newfleet, Stone Harbor and Seix continue to operate independently of one another as separate divisions of VFIA. Prior to the merger, each of Newfleet, Stone Harbor and Seix was a wholly owned, indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and since the merger VFIA remains a wholly owned indirect subsidiary of Virtus.
The merger did not constitute a change in control of Newfleet, Stone Harbor or Seix that would result in the termination of the subadvisory agreements of any funds managed by those entities. Therefore, pursuant to approval by the Board of Trustees of Virtus Opportunities Trust, the subadvisory agreement pertaining to the Funds has been transferred to, and assumed by, VFIA effective July 1, 2022.
All references in the Funds’ Prospectuses and SAI to Stone Harbor as subadviser to the Funds are hereby changed to, “Virtus Fixed Income Advisers, LLC, an affiliate of VIA, operating through its division Stone Harbor Investment Partners.”
All references in the Funds’ Prospectuses to Stone Harbor as the employer of the Funds’ portfolio managers for the period beginning on July 1, 2022, are hereby changed to refer to “Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC.” (References to Stone Harbor for periods of time prior to July 1, 2022, are unchanged.)
The following disclosure regarding VFIA replaces the first paragraph of the section “The Subadviser” on page 47 of the Funds’ Statutory Prospectus and replaces the first paragraph of the disclosure regarding Stone Harbor in the section “Subadviser and Subadvisory Agreement” on page 78 of the SAI:
“Virtus Fixed Income Advisers, LLC, an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Stone Harbor Investment Partners (‘Stone Harbor’) in subadvising the funds described herein. As of May 31, 2022, the three advisers that merged into VFIA on July 1, 2022 had approximately $37.1 billion in aggregate assets under management.
As of May 31, 2022, the Stone Harbor division of VFIA had approximately $12.3 billion in assets under management. Stone Harbor Investment Partners, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Stone Harbor division of VFIA, was established in 2006.”
VOT 8470/VFIA Announcement SHIP (7/2022)

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VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, CO 80202
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8457	07-22

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

(e)	Not applicable.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $229,900 for 2021 and $229,900 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $7,000 for 2022. Such audit-related fees include the out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,000 for 2021 and $30,000 for 2022.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Opportunities Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $37,000 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

-

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	During the period covered by this report, Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Virtus Stone Harbor Emerging Markets Debt Fund, Virtus Stone Harbor High Yield Bond Fund, Virtus Stone Harbor Local Markets Fund, and Virtus Stone Harbor Strategic Income Fund, each a series of the Registrant, engaged Deloitte & Touche LLP as independent public accounting firm. There was no change in the Registrant’s independent public accountant for the remaining series of the Trust.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	8/4/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	8/4/2022

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	8/4/2022

* Print the name and title of each signing officer under his or her signature.